QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14 (a) of
the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to ss. 240.14a-12
COMMUNITY HEALTH SYSTEMS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/	No Fee Required
/ /	Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value transaction:
	5.	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.
	1.	Amount previously paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

COMMUNITY HEALTH SYSTEMS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 22, 2003

To Our Stockholders:

        Notice is hereby given that the Annual Meeting of Stockholders of Community Health Systems, Inc. will be held on Thursday, May 22, 2003 at 8:30 A.M. (Eastern Daylight Time) at the J.P. Morgan, Chase & Co. Building, 11th Floor, Room C, located at 270 Park Avenue, New York, New York 10017, to consider and act upon the following matters:

  1.
  To elect four (4) Class III Directors;

  2.
  To approve the Community Health Systems, Inc. 2000 Stock Option and Award Plan, as amended and restated on February 25, 2003 (the "2000 Stock Option and Award Plan"), which provides eligible participants the opportunity to receive grants of stock options and other awards;

  3.
  To ratify the appointment of Deloitte & Touche LLP as independent accountants for our year ending December 31, 2003; and

  4.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The close of business on April 1, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

        YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, TO MARK, DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                      By Order of the Board of Directors,

                      Rachel A. Seifert
                      Senior Vice President, Secretary and General Counsel

Brentwood, Tennessee
April 10, 2003

TABLE OF CONTENTS
ANNUAL MEETING OF STOCKHOLDERS
OF
COMMUNITY HEALTH SYSTEMS, INC.
PROXY STATEMENT

Table of Contents

Page
Introduction and General Information	1
Security Ownership of Certain Beneficial Owners and Management	2
Proposal 1—Election of Class III Directors	4
Executive Compensation	11
Summary Compensation Table	11
Aggregated Option Exercises in Fiscal 2002 and Fiscal Year-End Option Values	13
Equity Compensation Plan Information	13
Employment Arrangements	14
Supplemental Executive Retirement Plan	14
Report of the Compensation Committee on Fiscal 2002 Executive Compensation	15
Relationships and Certain Transactions between Community Health Systems, Inc. and its Officers, Directors and 5% Beneficial Owners and their Family Members	17
Corporate Performance Graph	18
Proposal 2—Approval of Community Health Systems, Inc. 2000 Stock Option and Award Plan, as Amended and Restated February 25, 2003	19
Summary of the 2000 Stock Option and Award Plan	19
New Plan Benefits	27
Proposal 3—Appointment of Independent Accountants	27
Attachments:
Annex A—Community Health Systems, Inc.—Governance Principles
Annex B—Community Health Systems, Inc.—Code of Conduct
Annex C—Community Health Systems, Inc.—Amended and Restated Charter of the Audit and Compliance Committee
Annex D—Compensation Committee Charter
Annex E—Finance Committee Charter
Annex F—Governance and Nominating Committee Charter
Annex G—2000 Stock Option and Award Plan

i

ANNUAL MEETING OF STOCKHOLDERS
OF
COMMUNITY HEALTH SYSTEMS, INC.
155 Franklin Road
Brentwood, TN 37027

PROXY STATEMENT

April 10, 2003

Introduction

        The enclosed proxy is being solicited by the Board of Directors of Community Health Systems, Inc. (the "Company") for use in connection with the Annual Meeting of Stockholders to be held Thursday, May 22, 2003, or any adjournment or postponement thereof.

        The record date with respect to this solicitation is April 1, 2003. All holders of record of our common stock as of the close of business on that date are entitled to vote at the meeting. As of that date the Company had 98,252,010 shares of common stock outstanding. Each share of our common stock is entitled to one vote. A proxy may be revoked by the stockholder at any time prior to its being voted at the meeting by giving written notification to the Company's Secretary, submitting another proxy with a more recent date, or voting in person at the meeting. Attendance at the Annual Meeting by a stockholder who has executed a proxy does not alone revoke the proxy. When a proxy in the form enclosed with this Proxy Statement is returned properly executed, the shares represented thereby will be voted at the meeting in accordance with the directions indicated thereon. If the proxy is properly executed and returned without specifying choices, the shares will be voted in accordance with the recommendations of the Board of Directors. The presence, in person or by proxy, of the holders of a majority of the shares of outstanding common stock entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting.

        The Company's Annual Report to Stockholders, which includes our Form 10-K and contains consolidated financial statements reflecting the financial position and results of the operations of the Company for 2002, and this Proxy Statement are being mailed to stockholders on or about April 10, 2003. The Annual Report does not form part of the material for the solicitation of proxies.

GENERAL INFORMATION

        Proxy Statement Proposals.    Each year the Board of Directors submits to the stockholders at the Annual Meeting its nominations for election of directors. A proposal to our stockholders to approve our 2000 Stock Option and Award Plan as amended and restated by our Board of Directors on February 25, 2003 is also being submitted. In addition, the stockholders are required to ratify the selection of our independent accountants. Other proposals may be submitted by the Board of Directors or stockholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a stockholder for inclusion in the 2004 Annual Meeting Proxy Statement must be received by the Company in the manner and by the deadline described in the Company's by-laws and described later in this Proxy Statement.

        Stockholder Nominations for Election of Directors.    The Governance and Nominating Committee recommends to the Board of Directors nominees for election as directors at the Annual Meeting. Any such nominations may be made by stockholders of record provided that they are received by the Secretary of the Company in the manner and by the deadline described in the Company's by-laws and described later in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of April 1, 2003, the record date of the meeting, except as otherwise footnoted, with respect to ownership of our common stock by:

  •
  each person known by us to be a beneficial owner of more than 5% of our Company's common stock;

  •
  each of our directors;

  •
  each of our executive officers named in the Summary Compensation Table on page 11; and

  •
  all of our directors and executive officers as a group.

        Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, except to the extent such power may be shared with a spouse.

	Shares Beneficially Owned (1)
Name
	Number		Percent
5% Stockholders:
Forstmann Little & Co. Equity Partnership-V, L.P.(2)	26,911,990		27.2%
Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VI, L.P.(2)	19,222,748		19.5%
Directors:
Sheila P. Burke	29,940	(3)	*
John A. Clerico	—		*
Robert J. Dole	25,681	(4)	*
J. Anthony Forstmann(2)	106,981	(5)	*
Theodore J. Forstmann(2)	46,134,738		46.7%
Dale F. Frey(2)	25,681	(6)	*
Sandra J. Horbach(2)	46,134,738		46.7%
Thomas H. Lister(2)	26,911,990		27.2%
Michael A. Miles(2)	99,908	(7)	*
Harvey Klein	6,666	(8)	*
Wayne T. Smith	1,498,404	(9)	1.5%
W. Larry Cash	829,681	(10)	*
Other Named Executive Officers:
David L. Miller	389,791	(11)	*
Gary D. Newsome	309,136	(12)	*
Michael T. Portacci	318,373	(13)	*
All Directors and Executive Officers as a Group (20 persons)	50,030,192	(14)	49.2%

*
Less than 1%.

(1)
For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock when such person or persons has the right to acquire them within 60 days after the date of this proxy statement. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons have the right to acquire within 60 days after the date of this proxy statement is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)
The general partner of Forstmann Little & Co. Equity Partnership-V, L.P., a Delaware limited partnership ("Equity-V"), is FLC XXX Partnership, L.P. a New York limited partnership of which

  Theodore J. Forstmann, Sandra J. Horbach, Thomas H. Lister and Winston W. Hutchins are general partners. The general partner of Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VI, L.P., a Delaware limited partnership ("MBO-VI"), is FLC XXIX Partnership, L.P., a New York limited partnership of which Theodore J. Forstmann, Sandra J. Horbach, Thomas H. Lister, Winston W. Hutchins, Jamie C. Nicholls and Gordon A. Holmes are general partners. Accordingly, each of the individuals named above, other than Mr. Lister, Ms. Nicholls and Mr. Holmes, with respect to MBO-VI, for the reasons described below, may be deemed the beneficial owners of shares owned by MBO-VI and Equity-V and, for purposes of this table, beneficial ownership is included. Mr. Lister, Ms. Nicholls and Mr. Holmes, with respect to MBO-VI, do not have any voting or investment power with respect to, or any economic interest in, the shares of common stock of the company held by MBO-VI or Equity-V; and, accordingly, Mr. Lister, Ms. Nicholls and Mr. Holmes are not deemed to be the beneficial owners of these shares. Theodore J. Forstmann and J. Anthony Forstmann are brothers. Messrs. Frey and Miles are members of the Forstmann Little Advisory Board and, as such, have economic interests in the Forstmann Little partnerships. FLC XXX Partnership is a limited partner of Equity-V. Each of Messrs. J. Anthony Forstmann and Michael A. Miles is a special limited partner in one of the Forstmann Little partnerships. None of the other limited partners in each of MBO-VI and Equity-V is otherwise affiliated with Community Health Systems. The address of Equity-V and MBO-VI is c/o Forstmann Little & Co., 767 Fifth Avenue, New York, New York 10153.

(3)
Includes 29,940 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(4)
Includes 25,681 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(5)
Includes 29,940 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement. The remaining shares are held through a limited partnership interest in the Forstmann Little partnerships.

(6)
Includes 25,681 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(7)
Includes 41,916 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement. The remaining shares are held through a limited partnership interest in the Forstmann Little partnerships.

(8)
Includes 6,666 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(9)
Includes 1,000,000 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(10)
Includes 700,000 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(11)
Includes 306,809 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(12)
Includes 266,809 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(13)
Includes 248,407 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(14)
Includes 2,927,364 shares subject to options which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement.

PROPOSAL 1—ELECTION OF CLASS III DIRECTORS

        Our certificate of incorporation provides for a classified Board of Directors consisting of three classes. Each class consists, as nearly as possible, of one-third of the total number of directors constituting the entire Board. At each Annual Meeting of stockholders, successors to the class of directors whose term expires at that Annual Meeting will be elected for a three-year term and until their respective successors are elected and qualified. A director may only be removed with cause by the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote in the election of directors. The Forstmann Little partnerships have a contractual right to elect two directors until they no longer own any shares of our common stock.

        Upon the recommendation of the Governance and Nominating Committee, the following four (4) directors listed in the table below are nominated for election to serve as Class III Directors for a term of three (3) years and until their respective successors are elected and qualify. Wayne T. Smith, John A. Clerico, Theodore J. Forstmann, and Thomas H. Lister are the nominees for Class III Directors, each of whose current terms expire at the Annual Meeting. Sheila P. Burke, a director since 1997, declined to stand for re-election due to personal time commitments and not as a result of any disagreement with the Company. The Class III Director position held by Ms. Burke will not be filled and the vacancy created by her not standing for re-election will be eliminated. If any of the nominees are unable to serve or refuse to serve as directors, an event which the Board does not anticipate, the proxies will be voted in favor of such other person(s), if any, as the Board of Directors may designate.

Name	Age	Position
Wayne T. Smith	57	Chairman of the Board, President and Chief Executive Officer and Director (Class III)
John A. Clerico	61	Director (Class III)
Theodore J. Forstmann	63	Director (Class III)
Thomas H. Lister	39	Director (Class III)

        Wayne T. Smith is the Chairman of the Board, President and Chief Executive Officer. Mr. Smith joined us in January 1997 as President. In April 1997, we also named him our Chief Executive Officer and a member of the Board of Directors. In February 2001, he was elected Chairman of our Board of Directors. Prior to joining us, Mr. Smith spent 23 years at Humana Inc., most recently as President and Chief Operating Officer, and as a director, from 1993 to mid-1996. He is also a director of Almost Family and Praxair, Inc.

        John A. Clerico was appointed by the Board of Directors in February 2003 to fill an expansion of the number of members of the Board. Since 2000, when Mr. Clerico co-founded ChartMark Investments, Inc., he has served as its chairman and as a registered financial advisor. From 1992 through 2000, he served as an executive vice president and the Chief Financial Officer and a Director of Praxair, Inc. From 1983 until its spin-off of Praxair, Inc. in 1992, he served as an executive officer in various financial and accounting areas of Union Carbide Corporation.

        Theodore J. Forstmann has been a director since 1996. He has been senior founding partner of Forstmann Little & Co. since it was founded in 1978. He is also a director of The Yankee Candle Company, Inc., and McLeodUSA Incorporated. He is the brother of J. Anthony Forstmann, a director of the Company.

        Thomas H. Lister has been a director since April 2000. He has been a general partner of FLC XXX Partnership, L.P. since 1997. He joined Forstmann Little & Co. in 1993 as an associate. He is also a director of McLeodUSA Incorporated.

        The remaining incumbent directors, whose terms of office have not expired, are as follows:

Name	Age	Position
W. Larry Cash	54	Executive Vice President and Chief Financial Officer and Director (Class I)
Robert J. Dole	79	Director (Class I)
J. Anthony Forstmann	64	Director (Class I)
Dale F. Frey	70	Director (Class II)
Sandra J. Horbach	42	Director (Class II)
Harvey Klein, M.D.	65	Director (Class I)
Michael A. Miles	63	Director (Class II)

        W. Larry Cash serves as the Executive Vice President, Chief Financial Officer and a director. He was elected a director in May 2001. Prior to joining us, he served as Vice President and Group Chief Financial Officer of Columbia/HCA Healthcare Corporation from September 1996 to August 1997. Prior to Columbia/HCA, Mr. Cash spent 23 years at Humana Inc., most recently as Senior Vice President of Finance and Operations from 1993 to 1996. He is also a director of Cross Country, Inc.

        Robert J. Dole has been a director since 1997. He was a U. S. Senator from 1968 to 1996, during which time he served as Senate majority leader, minority leader and chairman of the Senate Finance Committee. Mr. Dole was also a U.S. Representative from 1960 to 1968. He was special counsel with Verner, Liipfert, Bernhard, McPherson and Hand from 1997 through 2002. In 2003, he became special counsel to the law firm of Alston & Bird, LLP. He is also a director of TB Wood's Corp.

        J. Anthony Forstmann has been a director since 1996. He has been a Managing Director of J.A. Forstmann & Co., a merchant banking firm, since October 1987. Mr. Forstmann was President of The National Registry Inc. from October 1991 to August 1993 and from September 1994 to March 1995 and Chief Executive Officer from October 1991 to August 1993 and from September 1994 to December 1995. In 1968, he co-founded Forstmann-Leff Associates, an institutional money management firm with $6 billion in assets. He is a special limited partner of one of the Forstmann Little Partnerships. He is the brother of Theodore J. Forstmann, a director of the Company.

        Dale F. Frey has been a director since 1997. Mr. Frey currently is retired. From 1984 until 1997, Mr. Frey was the Chairman of the Board and President of General Electric Investment Corp. From 1980 until 1997, he was also Vice President of General Electric Company. Mr. Frey is also a director of Praxair, Inc., The Yankee Candle Company, Inc., Roadway Express Inc., McLeodUSA Incorporated, Aftermarket Technology Corp., Vantis Money Management, and Invamed Catalyst Fund.

        Sandra J. Horbach has been a director since 1996. She has been a general partner of FLC XXIX Partnership, L.P. since 1993. She joined Forstmann Little & Co., Inc. in 1987 as an associate. She is also a director of The Yankee Candle Company, Inc. and she was a director of XO Communications, Inc. until November 2002.

        Harvey Klein, M.D.    has been an Attending Physician at the New York Hospital since 1992. Dr. Klein serves as the William S. Paley Professor of Clinical Medicine at Cornell University Medical College, a position he has held since 1992. He also has been a Member of the Board of Overseers of Weill Medical College of Cornell University since 1997. Dr. Klein is a member of the American Board of Internal Medicine and American Board of Internal Medicine, Gastroenterology.

        Michael A. Miles has been a director since 1997 and served as Chairman of the Board from March 1998 until February 2001. Mr. Miles currently is retired. Mr. Miles served as Chairman and Chief Executive Officer of Philip Morris from 1991 to 1994. He is also a director of AMR Corporation, Dell Computer Corp., Exult, Inc., Morgan Stanley & Co., Sears, Roebuck and Co., AOL Time

Warner Inc., Allstate, Inc., and the Interpublic Group of Companies, Inc. He is a special limited partner of one of the Forstmann Little partnerships.

Required Vote

        The affirmative vote of a plurality of the shares of our common stock present in person or by proxy at the Annual Meeting is required to elect each of the Class III directors. Abstentions and broker non-votes in connection with the election of directors have no effect on such election since directors are elected by a plurality of the votes cast at the meeting.

        THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR ELECTION AS CLASS III DIRECTORS.

The Board of Directors

Our Governance

        Following the passage of the Sarbanes-Oxley Act of 2002, our Board of Directors undertook a review of director independence, director qualifications, committee duties and governance, committee composition and qualification, our code of conduct, our policy regarding trading and reporting of trading in our stock, our policy regarding reporting of complaints regarding accounting matters, our practices and policies on making loans to executive officers and directors, and our hiring practices with respect to the employees of our independent auditors. As a result of these reviews, our Board of Directors has taken the following actions:

  •
  Adopted governance principles for the Board of Directors, including independence standards for our directors (attached as Annex A to this Proxy Statement).

  •
  Determined that our Board of Directors is comprised of a majority of directors who meet the independence standards of our governance principles.

  •
  Adopted procedures for independent directors to meet in executive session. The Board of Directors has appointed Michael A. Miles as the lead director to preside over these executive sessions and to take a leadership role in certain limited circumstances when leadership by the Chairman, who is also our President and Chief Executive Officer, would not be appropriate.

  •
  Adopted a Code of Conduct that is applicable to all directors, officers, and employees of the organization (attached as Annex B to this Proxy Statement). A variation of this Code of Conduct has been in effect at our Company since 1997.

  •
  Amended and restated the Audit and Compliance Committee Charter (attached as Annex C to this Proxy Statement), incorporating all of the requirements of Sarbanes-Oxley and the regulations that have been published to date. Our Audit and Compliance Committee is comprised solely of independent directors, who also meet specific qualifications for service on this committee. Two members of our Audit and Compliance Committee are "audit committee financial experts" as defined by the Securities and Exchange Commission—John A. Clerico and Dale F. Frey. The other members of our Audit and Compliance Committee are financially sophisticated. Our Audit and Compliance Committee pre-approves all non-audit services to be performed by our independent auditors, but is prohibited from approving or engaging our independent auditor to perform services prohibited by Section 201 of the Sarbanes-Oxley Act.

  •
  Adopted a policy that prohibits us from employing individuals who were engaged in our audit during the most recent two years.

  •
  Created a dual reporting relationship for our internal audit department so that it separately reports to our Chief Financial Officer and our Audit and Compliance Committee.

  •
  Adopted a procedure for handling complaints regarding accounting matters.

  •
  Adopted a Compensation Committee Charter (attached as Annex D to this Proxy Statement) and strengthened the duties of this committee. The Compensation Committee is comprised solely of independent directors, who also meet specific qualifications for service on this committee.

  •
  Changed the name of the Executive Committee to the Finance Committee, adopted a charter (attached as Annex E to this Proxy Statement) for this committee, and limited its authority to specific areas primarily regarding financial and budgetary affairs of the Company.

  •
  Adopted a revised statement of policy regarding securities trading to ensure that all persons subject to the reporting requirements of Section 16 of the Exchange Act will be able to comply with all applicable filing requirements in a timely manner.

  •
  Adopted a policy prohibiting us from making any loans to our directors or executive officers (no such loans were outstanding at the date the policy was adopted). Our policy does not allow directors or executive officers to participate in the "cashless exercise" option available to other employee participants in our stock option program.

  •
  Adopted a Governance and Nominating Committee Charter (attached as Annex F to this Proxy Statement) and strengthened the duties of this committee (formerly known as the "Nominating Committee"). The Governance and Nominating Committee is comprised solely of independent directors.

        Operation and Meetings.    The Board of Directors is responsible for broad corporate policy and the overall performance of the Company. Members of the Board are kept informed of the Company's business by various documents sent to them before each meeting and oral reports made to them during these meetings by the Company's Chairman and Chief Executive Officer and other corporate executives. They are advised of actions taken by the various committees of the Board of Directors. Directors have access to all books, records and reports, and members of management are available at all times to answer their questions.

        In 2002, the Board of Directors held four regular meetings. Each incumbent director attended at least 75% of the Board meetings and meetings of the Board Committees on which he/she served with the exception of Sheila P. Burke.

        Prior to the governance reforms described above, the Board of Directors had three standing committees: Executive, Compensation, and Audit and Compliance.

        The Executive Committee was comprised of Theodore J. Forstmann, Sandra J. Horbach, Michael A. Miles, and Wayne T. Smith and had been delegated authority to exercise the Board of Directors powers over the management and business affairs of the Company. The Executive Committee did not formally meet outside of the regular Board of Directors meetings during 2002. In December 2002, the Executive Committee was replaced with the Finance Committee (as described above under "Our Governance"). The current members of the Finance Committee are Sandra J. Horbach, Thomas H. Lister and Michael A. Miles.

        The Compensation Committee is comprised of Michael A. Miles and J. Anthony Forstmann. The Committee makes recommendations to the Board with respect to compensation and benefits paid to the Company's senior management. The Compensation Committee met one time and otherwise acted through written consent during 2002. The Compensation Committee's report is set forth later in this Proxy Statement.

        The Audit and Compliance Committee is currently comprised of four independent directors (as independence is defined in Section 303.01 (B) of the NYSE Listed Company Manual). These directors are Sheila P. Burke, Dale F. Frey, Michael A. Miles, and since February 2003, John A. Clerico. This committee held five (5) meetings during 2002. The report of this committee is set forth later in this Proxy Statement.

        Prior to the governance reforms described above, an ad hoc Nominating Committee, whose members were Sandra J. Horbach and Wayne T. Smith, made recommendations of candidates for election to our Board of Directors. The Nominating Committee acted only through written consent in 2002. Our current Governance and Nominating Committee, whose members are Dale F. Frey (Chair), Harvey Klein, M.D., and Thomas H. Lister, was constituted in December 2002 and did not meet until January 2003.

Director Compensation

        Directors who are neither our executive officers nor general partners in the Forstmann Little partnerships that beneficially own shares of our common stock ("eligible directors") have been granted options to purchase our common stock in connection with their election to our Board of Directors. During 2002, directors did not receive any fees for serving on our Board, but were reimbursed for their out-of-pocket expenses arising from attendance at meetings of the Board and committees.

        In December 2002, our Board of Directors approved a compensation program for eligible directors. The program consists of both cash and equity based compensation. Only those directors who are neither members of management nor general partners in the Forstmann Little partnerships are eligible to participate in this compensation program. Eligible directors will receive an annual stipend of $25,000, and an additional $2,500 for each committee chair appointment. Eligible directors will also receive $1,500 for each Board meeting attended and $1,000 for each committee meeting attended. Eligible directors will receive 10,000 stock options upon their initial appointment and 5,000 additional stock options generally for each year that they serve on our Board of Directors. Stock options are to be granted under our 2000 Stock Option and Award Plan and will vest over two years. For a more comprehensive description of these option grants, see "Summary of the 2000 Stock Option and Award Plan" set forth in Proposal 2 below. All directors will continue to be reimbursed for their out-of-pocket expenses arising from attendance at meetings of the Board and committees.

Compensation Committee Interlocks and Insider Participation

        The current members of the Compensation Committee of our Board of Directors are Michael A. Miles and J. Anthony Forstmann. Neither member of the Compensation Committee is a current or former executive officer or employee of our Company or any of our subsidiaries. Theodore J. Forstmann, Sandra J. Horbach, and Thomas H. Lister are general partners in partnerships affiliated with the Forstmann Little partnerships that own shares of our common stock.

Executive Officers

        The following sets forth information regarding our executive officers as of March 31, 2003. Each of our executive officers holds an identical position with CHS/Community Health Systems, Inc., our wholly-owned subsidiary:

Name	Age	Position
Wayne T. Smith	57	Chairman of the Board, President and Chief Executive Officer and Director (Class III)
W. Larry Cash	54	Executive Vice President and Chief Financial Officer and Director (Class I)
David L. Miller	54	Senior Vice President—Group Operations
Gary D. Newsome	45	Senior Vice President—Group Operations
Michael T. Portacci	44	Senior Vice President—Group Operations
John A. Fromhold	49	Vice President—Group Operations
William S. Hussey	54	Vice President—Group Operations
Martin G. Schweinhart	48	Senior Vice President—Operations
Rachel A. Seifert	43	Senior Vice President, Secretary and General Counsel
T. Mark Buford	49	Vice President and Corporate Controller

        Wayne T. Smith The principal occupation and employment experience of Mr. Smith during the last five years is set forth on page 4 above.

        W. Larry Cash The principal occupation and employment experience of Mr. Cash during the last five years is set forth on page 5 above.

        David L. Miller serves as Senior Vice President—Group Operations. Mr. Miller joined us in November 1997 as a Group Vice President, and presently manages hospitals in Alabama, Florida, North Carolina, South Carolina, and Virginia. Prior to joining us, he served as a Divisional Vice President for Health Management Associates, Inc. from January 1996 to October 1997. From July 1994 to December 1995, Mr. Miller was the Chief Executive Officer of the Lake Norman Regional Medical Center in Mooresville, North Carolina, which is owned by Health Management Associates, Inc.

        Gary D. Newsome serves as Senior Vice President—Group Operations. Mr. Newsome joined us in February 1998 as Group Vice President, and presently manages hospitals in Kentucky, New Jersey, Pennsylvania, Tennessee, Utah, and Wyoming. Prior to joining us, he was a Divisional Vice President of Health Management Associates, Inc. From January 1995 to January 1996, Mr. Newsome served as Assistant Vice President/Operations and Group Operations Vice President responsible for facilities of Health Management Associates, Inc., in Oklahoma, Arkansas, Kentucky, and West Virginia.

        Michael T. Portacci serves as Senior Vice President—Group Operations. Mr. Portacci joined us in 1987 as a hospital administrator and became a Group Director in 1991. In 1994, he became Group Vice President, and presently manages facilities in Arizona, California, Illinois, Missouri, New Mexico, and Texas.

        John A. Fromhold serves as Vice President—Group Operations. Mr. Fromhold joined us in June 1998 as a Group Vice President, and presently manages hospitals in Arkansas, Georgia, Louisiana, Mississippi, and Texas. Prior to joining us, he served as Chief Executive Officer of Columbia Medical Center of Arlington, Texas from 1995 to 1998.

        William S. Hussey serves as Vice President—Group Operations. Mr. Hussey joined us in June 2001 as a Group Assistant Vice President. In January 2003, he was promoted to Group Vice President and presently manages facilities in Tennessee and Kentucky. Prior to joining us, he served as President and

CEO for Gulfside Medical Development in Ft. Myers, Florida, from 1998 to 2001. From 1992 to 1997, Mr. Hussey served as President—Tampa Bay Division, for Columbia/HCA Healthcare Corporation.

        Martin G. Schweinhart serves as Senior Vice President—Operations. Mr. Schweinhart joined us in June 1997 and has served as the Vice President—Operations. From 1994 to 1997 he served as Chief Financial Officer of the Denver and Kentucky divisional markets of Columbia/HCA Healthcare Corporation. Prior to that time he spent 18 years with Humana Inc. and Columbia/HCA in various management capacities.

        Rachel A. Seifert serves as Senior Vice President, Secretary and General Counsel. She joined us in January 1998 as Vice President, Secretary and General Counsel. From 1992 to 1997, she was Associate General Counsel of Columbia/HCA Healthcare Corporation and became Vice President-Legal Operations in 1994. Prior to joining Columbia/HCA in 1992, she was in private practice in Dallas, Texas.

        T. Mark Buford, C.P.A. serves as Vice President and Corporate Controller. Mr. Buford has served as our Corporate Controller since 1986 and as Vice President since 1988.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth certain summary information with respect to compensation for the years ended December 31, 2002, 2001 and 2000, paid by us for services to those persons who were, during 2002, our Chief Executive Officer and our four other most highly paid executive officers (collectively, the "Named Executives").

Long Term Compensation Awards
Annual Compensation(1)
				Securities Underlying Options (#)	All Other Compensation ($)
Name and Position	Year	Salary ($)	Bonus ($)
Wayne T. Smith Chairman of the Board, President and Chief Executive Officer	2002 2001 2000	$600,000 550,000 500,000	$516,000 495,000 450,000	— — 1,000,000	$146,649 145,648 121,129	(2) (3) (4)
W. Larry Cash Executive Vice President and Chief Financial Officer	2002 2001 2000	475,000 440,000 400,000	386,175 374,000 325,000	— — 700,000	106,964 98,762 81,105	(2) (3) (4)
Gary D. Newsome Senior Vice President—Group Operations	2002 2001 2000	260,000 247,000 233,000	238,180 190,490 165,000	— — 300,000	42,535 36,922 30,035	(2) (3) (4)
Michael T. Portacci Senior Vice President—Group Operations	2002 2001 2000	260,000 239,000 223,000	217,980 241,590 212,745	— — 300,000	29,973 27,209 21,642	(2) (3) (4)
David L. Miller Senior Vice President—Group Operations	2002 2001 2000	264,000 255,000 245,000	192,952 155,550 179,775	— — 300,000	28,839 26,869 17,108	(2) (3) (4)

(1)
The amount of other annual compensation is not required to be reported since the aggregate amount of perquisites and other personal benefits was less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for each Named Executive.

(2)
Amount consists of additional long-term disability premiums for Mr. Smith of $2,250, for Mr. Cash of $2,250, for Mr. Portacci of $1,509, for Mr. Miller of $1,350, and for Mr. Newsome of $1,530; employer matching contributions to the 401(k) plan for Messrs. Smith, Cash, Portacci and Newsome of $3,667 and for Mr. Miller of $2,667; allocations of amounts to the Deferred Compensation Plan equal to the life insurance premiums that would have been required for the 2002 year under the terms of the Supplemental Survivor Accumulation Plan benefit under the Supplemental Benefits Plan (the "SSAP") had the SSAP not been terminated in 2002 for Mr. Smith of $111,160, for Mr. Cash of $75,574, for Mr. Portacci of $19,821, for Mr. Miller of $17,583 and for Mr. Newsome of $28,667; employer matching contributions to the Deferred Compensation Plan for Mr. Smith of $18,237, for Mr. Cash of $13,316, for Mr. Portacci of $2,456 and for Mr. Newsome of $5,201; and premiums for a supplemental life insurance policy for Mr. Smith of $11,335, for Mr. Cash of $12,157, for Mr. Portacci of $2,520, for Mr. Miller of $7,239 and for Mr. Newsome of $3,470.

(3)
Among other things, this amount consists of additional long-term disability premiums for Mr. Smith of $2,722, for Mr. Cash of $1,547, for Mr. Portacci of $423, for Mr. Miller of $1,129 and for Mr. Newsome of $592; and allocations of amounts to the Deferred Compensation Plan equal to the life insurance premiums that would have been required for the 2001 year under the terms of the SSAP had the SSAP not been terminated for Mr. Smith of $122,922, for Mr. Cash of $83,895, for Mr. Portacci of $21,393, for Mr. Miller of $22,339 and for Mr. Newsome of $30,459. These allocations to the Deferred Compensation Plan were actually made in 2002, but are in respect of the premiums earned by each of the Named Executives under the SSAP for 2001 and not paid to the SSAP. No payments were made to the SSAP on behalf of any of our Named Executives in 2001.

(4)
Among other things, this amount consists of additional long-term disability premiums for Mr. Smith of $2,722, for Mr. Cash of $1,547, for Mr. Portacci of $424, for Mr. Miller of $1,129 and for Mr. Newsome of $592; and premiums for a split-dollar variable universal life insurance policy owned by the executive pursuant to the SSAP for Mr. Smith of $99,748, for Mr. Cash of $68,080, for Mr. Portacci of $17,817, for Mr. Miller of $12,912 and for Mr. Newsome of $26,935. The value of the premiums for the split-dollar arrangement reflects a methodology of reporting the entire annual premium paid on behalf of each of our Named Executives, which differs from our previous methodology of reporting only the income imputed to each of our Named Executives as taxable compensation. The amount in the table also reflects revised 401(k) matching contribution amounts for Messrs. Miller of $3,067 and Newsome of $1,700 and revised Deferred Compensation Plan matching contribution amounts for Mr. Newsome of $808 for the 2000 year. The amounts previously reported reflected amounts accrued by the Company rather than the amounts actually contributed to the plans.

STOCK OPTIONS

        No stock options were granted during fiscal 2002 to the Named Executives.

AGGREGATED OPTION EXERCISES IN FISCAL 2002 AND FISCAL YEAR-END
OPTION VALUES

        The following table sets forth the stock option values as of December 31, 2002 for these persons:

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (1)
	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Wayne T. Smith	—	—	666,666	333,334	$5,059,995	$2,530,005
W. Larry Cash	—	—	466,666	233,334	3,541,995	1,771,005
Gary D. Newsome	—	—	165,127	101,682	1,284,127	781,875
Michael T. Portacci	40,000	$650,000	148,407	100,000	1,176,335	759,000
David L. Miller	—	—	205,127	101,682	1,587,727	781,875

(1)
Sets forth values for options that represent the positive spread between the respective exercise prices of outstanding stock options based on the closing price of our common stock on the NYSE on December 31, 2002, which was $20.59 per share.

EQUITY COMPENSATION PLAN INFORMATION

        The following table includes information in respect of certain of our equity compensation plans (including any individual compensation arrangements under which our equity securities are authorized for issuance to employees or non-employees) as of December 31, 2002.

Equity Compensation Plan Information as of Fiscal Year-End

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	4,422,836	$14.30	240,940	(1)
Equity compensation plans not approved by security holders	—	—	—
Total	4,422,836	$14.30	240,940

(1)
Represents shares of our common stock that may be issued pursuant to nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, performance units, performance shares, phantom stock awards and share awards under the 2000 Stock Option and Award Plan, which number is in respect of shares approved by our shareholders in 2000 and does not include the 8,000,000 shares that were added to the plan as part of its amendment and restatement on February 25, 2003 and are subject to the approval of our stockholders as described in Proposal 2 below.

EMPLOYMENT ARRANGEMENTS

        There are no written employment contracts with any of our Named Executives. The stockholders' agreements, to which each of our Named Executives are bound, contain certain forfeiture provisions in the event the person engages in prohibited conduct, including certain competitive activities. The stockholders' agreement, as well as the stock option agreements, provide for full and immediate vesting of options in the event of a change of control transaction (as defined under each such agreement). Under Company policy, our Named Executives are entitled to severance compensation in the event they are terminated without cause; the compensation ranges from 12 to 24 months of base salary and other supplemental benefits depending on benefit category, length of employment and reason for termination.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

        Effective January 1, 2003, the Company adopted the Supplemental Executive Retirement Plan for the benefit of our officers and key employees. This plan is a non-contributory non-qualified defined benefit plan that provides for the payment of benefits from the general funds of the Company. The Compensation Committee of our Board of Directors administers this plan and all determinations and decisions made by the Compensation Committee are final, conclusive and binding upon all persons.

        The plan generally provides that, when a participant retires after his or her normal retirement date (age 65), he or she will be entitled to an annual retirement benefit equal to (i) the participant's Annual Retirement Benefit, reduced by (ii) the sum of (a) the actuarial equivalent of the participant's monthly amount of Social Security old age and survivor disability insurance benefits payable to the participant commencing at his or her unreduced Social Security age, and (b) the annuity which is the actuarial equivalent of the amount contributed to the Deferred Compensation Plan pursuant to the Benefit Exchange Agreement increased by 7% per year commencing January 1, 2003. (The Named Executives each entered into a Benefit Exchange Agreement with the Company which provided that, in exchange for the executive's interest in a split-dollar insurance policy, the Company would contribute certain specified amounts to the executive's account under the Deferred Compensation Plan. These amounts are reflected in the Summary Compensation Table on page 11 and described in the footnotes thereunder.)

        For this purpose the "Annual Retirement Benefit" means an amount equal to the sum of the participant's compensation for the highest three years out of the last five full years of service preceding the participant's termination of employment, divided by three, then multiplied by the lesser of 50% or a percentage equal to 2% multiplied by the participant's years of service. Benefits are generally payable over the lifetime of the participant, but may be paid in an alternative form if requested by the participant.

        In the event of a change in control, all participants who have been credited with five or more years of service will be credited with an additional three years of service. In addition, the benefit of any such participant will become fully vested and be paid out as soon as administratively feasible in a single lump sum payment. Upon such payment to all participants, the plan will terminate.

        The following table shows estimated annual supplemental retirement benefits payable under our Supplemental Executive Retirement Plan at normal retirement date.

PENSION PLAN TABLE

Estimated SERP Maximum Annual Benefit at Age 65
For Years of Service Indicated (1)

Compensation (2)	10 Years	15 Years	20 Years	25 Years
$100,000	$20,000	$30,000	$40,000	$50,000
200,000	40,000	60,000	80,000	100,000
300,000	60,000	90,000	120,000	150,000
400,000	80,000	120,000	160,000	200,000
500,000	100,000	150,000	200,000	250,000
600,000	120,000	180,000	240,000	300,000
700,000	140,000	210,000	280,000	350,000
800,000	160,000	240,000	320,000	400,000
900,000	180,000	270,000	360,000	450,000
1,000,000	200,000	300,000	400,000	500,000
1,100,000	220,000	330,000	440,000	550,000
1,200,000	240,000	360,000	480,000	600,000
1,300,000	260,000	390,000	520,000	650,000
1,400,000	280,000	420,000	560,000	700,000

(1)
The benefits listed are the total targeted benefit and are subject to reduction for certain amounts contributed to the Deferred Compensation Plan and Social Security benefits.

(2)
Defined as salary plus bonus as set forth in the Summary Compensation Table.

        As of November 15, 2002, the estimated credited years of service for the individuals named in the Summary Compensation Table were as follows: Mr. Smith, 6 years; Mr. Cash, 5 years; Mr. Portacci, 6 years; Mr. Miller, 5 years; and Mr. Newsome, 5 years.

REPORT OF THE COMPENSATION COMMITTEE ON FISCAL 2002
EXECUTIVE COMPENSATION

        The Compensation Committee is responsible for determining compensation for our executive officers including compensation plans, grants of stock options and other benefits under the employee benefit plans and generally reviewing our employee compensation policy. Each member of the Compensation Committee is an outside director. No member of the Compensation Committee is a current or former employee or officer of the Company or any of its affiliates. Pursuant to certain rules of the Securities and Exchange Commission designed to enhance disclosure of corporate policies toward executive compensation, set forth below is a report submitted by the Compensation Committee.

        It is the policy of the Compensation Committee to provide attractive compensation packages to executive management to attract and retain individuals with the appropriate experience and skills, motivate them to devote their full energies to the Company's success, to reward them for their services and to align the interests of senior management with the interests of stockholders. Considering all of the forgoing, our executive compensation packages are comprised primarily of base salaries, annual cash bonuses and stock options.

        In general, the level of base salary is intended to provide appropriate basic pay to executive management taking into account the competitive employment market for comparable positions, each person's historical contribution to our success, their unique value and the recommendation of the Chief Executive Officer. Annual increases to base salary are determined by assessing each executive's annual performance and increases in the competitive pay levels while taking into consideration the salary budget for the Company. Cash bonuses are based on the achievement of specific financial and operating objectives such as targeted results for EBITDA, net revenue, bad debts, cash receipts, and others. Each executive is assigned a target bonus, which is expressed as a percentage of base salary. Target bonuses vary in relation to each executive's responsibilities. Cash bonuses are paid based on the achievement of individual objectives considered along with the performance of the Company as a whole. All of the Company's executive officers are participants in the bonus program.

        The Company also uses stock options, which increase in value only if our common stock increases in value and which terminate a short time after an executive separates employment, as a means of long-term incentive compensation. The Compensation Committee determines the number of stock options granted to our executive officers and other employees on an individual, discretionary basis in consideration of the Company's financial performance and each recipient's performance, contributions and responsibilities without assigning specific weight to any of these factors. No option grants were made to the Named Executives during 2002.

        Mr. Wayne T. Smith, our Chairman, President and Chief Executive Officer, receives an annual base salary subject to the approval by the Compensation Committee. Mr. Smith's base salary for fiscal 2002 amounted to $600,000. Mr. Smith also receives a bonus of up to 100% of his annual salary based on the achievement of performance and growth objectives of the Company. For 2002, Mr. Smith's bonus was $516,000. The Compensation Committee believes that Mr. Smith's base salary is fixed at a level which is below the amounts paid to other chief executive officers with comparable qualifications, experience, responsibilities and proven results at other companies of similar size engaged in the health care industry. In evaluating Mr. Smith's performance and setting the bonus, the Compensation Committee has taken particular note of Mr. Smith's outstanding leadership in growing the Company's net revenue and profitability over the last several years. In addition, the Compensation Committee considered Mr. Smith's leadership in the Company's integration of the many recent acquisitions, the completed acquisitions of six hospitals during 2002, the improvement in quality of care as evidenced by our hospitals' JCAHO scores being substantially higher than the national average and the completion of the refinancing of the Company's credit agreement.

        Section 162(m) of the Internal Revenue Code generally provides that publicly held corporations will only be able to deduct, for income tax purposes, compensation paid to our Named Executives in excess of $1,000,000 per year if it is paid pursuant to qualified performance-based compensation plans approved by our stockholders. Compensation as defined under Section 162(m) includes, among other things, base salary, incentive compensation and income attributable to stock option transactions. The Compensation Committee believes that all compensation earned by our Named Executives during fiscal 2002 qualified for deductibility under the Internal Revenue Code. The Compensation Committee intends to consider, on a case by case basis, how Section 162(m) will affect our compensation plans and contractual and discretionary compensation.

                      Michael A. Miles, Chairman
                      J. Anthony Forstmann

        The foregoing report of the compensation committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Relationships and Certain Transactions between Community Health Systems, Inc. and its Officers, Directors and 5% Beneficial Owners and their Family Members

        We have engaged Greenwood Marketing and Management Services to provide oversight for our Senior Circle Association, which is a community affinity organization with local chapters sponsored by each of our hospitals. Greenwood Marketing and Management Services is a company owned and operated by Anita Greenwood Cash, the spouse of W. Larry Cash. In 2002, we paid Greenwood Marketing and Management Services $195,790 for marketing services, postage, magazines, handbooks, newsletters, training manuals, and membership services.

        The Company employs Brad Cash, son of W. Larry Cash. In 2002, Brad Cash received compensation of $84,929, including relocation expenses, while serving as a chief financial officer of one of our hospitals.

        We have used the services of XO Communications, a company of which Theodore J. Forstmann, Sandra J. Horbach and Thomas H. Lister beneficially owned 22% of the outstanding equity during 2002 but which ownership interest has now been divested. During 2002, we paid XO Communications $606,980 for telecommunication services.

        We have used the services of McLeodUSA Incorporated, a company of which affiliates of Forstmann Little & Co. beneficially owned 58% of the outstanding equity as of December 31, 2002 and which Theodore J. Forstmann and Thomas H. Lister serve as directors. In 2002, we paid McLeod USA $138,608 for telecommunications services.

        In March 2003, we purchased a 12.5% ownership interest in a Cessna Citation V Ultra aircraft from Richards, LLC, a company owned by Forstmann Little & Co. We paid the appraised value of the interest and assumed ongoing operating obligations. The net purchase price was $609,900.

        Forstmann Little & Co., as managers of the Forstmann Little partnerships, incur business expenses that we reimburse to them, principally for travel and public relations services on our behalf. In 2002, we paid Forstmann Little & Co. $53,537 as reimbursement for these expenses.

CORPORATE PERFORMANCE GRAPH

        The following graph sets forth the cumulative return of the Company's common stock since June 9, 2000, the date on which the Company's common stock commenced trading on the New York Stock Exchange, as compared to the cumulative return of the Standard & Poor's 500 Stock Index (S&P 500) and the cumulative return of the Dow Jones Healthcare Index. The graph assumes an investment of $100 in our common stock and $100 invested at that time in each of the indexes and the reinvestment of dividends where applicable.

	6/9/00	12/31/00	12/31/01	12/31/02
Community Health Systems, Inc.	$100.00	$269.23	$196.15	$158.38
Dow Jones Health Care Index	100.00	158.81	151.88	144.61
S&P 500	100.00	90.56	78.75	56.92

PROPOSAL 2—APPROVAL OF COMMUNITY HEALTH SYSTEMS, INC. 2000 STOCK OPTION AND AWARD PLAN, AS AMENDED AND RESTATED FEBRUARY 25, 2003

        The Board of Directors proposes that the stockholders approve our 2000 Stock Option and Award Plan, as amended and restated February 25, 2003. This plan was previously approved by our shareholders in April 2000, prior to our initial public offering. At the time of the plan's initial approval, 4,562,791 shares of common stock were reserved for issuance in connection with the grant of options and other awards. As of December 31, 2002, only 240,940 shares were available for issuance under the plan.

        The Board amended and restated the plan on February 25, 2003 to (i) increase the number of shares available for options and awards to a total of 12,562,791 shares of our common stock, (ii) prohibit an eligible individual, in any calendar year, from receiving a grant of options or awards that in the aggregate are in respect of more than 1,000,000 shares, (iii) prohibit an eligible individual, in any calendar year, from receiving an amount of cash or fair market value of shares that exceeds $250,000 in respect of performance units denominated in dollars under the plan, (iv) limit the aggregate number of shares of our common stock that may be subject to awards of restricted stock under the plan to 2,000,000, (v) with respect to options and awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, generally permit the Compensation Committee to delegate to one or more officers of the Company the authority to grant options or awards and/or determine the number of shares subject to each such option or award, (vi) provide for the automatic grant of nonqualified stock options to certain non-employee directors of the Company in accordance with our director compensation program described above, and (vii) give shareholder rights to optionees regardless of whether option shares are delivered to brokers or other nominees of the optionee or actually delivered to the optionee.

        The Board of Directors believes that the plan as amended and restated is necessary to continue its effectiveness in attracting, motivating and retaining officers, employees, directors and consultants with appropriate experience, increase the grantees' alignment of interest with the stockholders, ensure the Company's compliance with the requirements of Section 162(m) of the Internal Revenue Code, and facilitate the plan's operation.

SUMMARY OF THE 2000 STOCK OPTION AND AWARD PLAN

        Our Board of Directors adopted the 2000 Stock Option and Award Plan in April 2000, and the stockholders approved it in April 2000, prior to our initial public offering. The plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code and for the grant of stock options which do not so qualify, stock appreciation rights, restricted stock, performance units and performance shares, phantom stock awards, and share awards. The plan is also designed to comply with the conditions for exemption from the short-swing profit recovery rules under Rule 16b-3 under the Securities Exchange Act.

        The following is a summary of the material terms of the plan, as amended and restated on February 25, 2003. The summary is qualified in its entirety by reference to the full text of the plan, a copy of which is attached to this Proxy Statement as Annex G.

Purpose.

        The purpose of the plan is to strengthen the Company by providing an incentive to our employees, officers, consultants and directors and thereby encourage them to devote their abilities and industry to the success of our business.

Administration.

        The plan is administered by the Compensation Committee of our Board of Directors, which consists of at least two of our independent directors, each of whom must also never have served as an officer of the Company. Members of the Compensation Committee serve at the pleasure of the Board of Directors until they cease to be directors or until removed by our Board of Directors. The Compensation Committee has the authority under the plan to, among other things, select the individuals to whom awards will be granted, determine the type, size, purchase price and other terms and conditions of awards, and construe and interpret the plan and any awards granted under the plan. Furthermore, with respect to options and awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, the Compensation Committee may generally delegate to one or more officers of the Company the authority to grant options or awards and/or to determine the number of shares subject to each such option or award. All decisions and determinations by the Compensation Committee in the exercise of its power is final, binding and conclusive.

Eligible Individuals.

        Generally, officers, employees, directors and consultants of the Company or any of our subsidiaries are eligible to participate in the plan. Awards are made to eligible individuals in the discretion of the Compensation Committee and therefore, who will receive a future grant is not determinable at this time. As of March 1, 2003, there were approximately 10 officers (including all current executive officers), 500 other employees and 7 directors participating in the plan.

Shares Subject to Plan.

        Prior to the amendment and restatement of the plan, approximately 240,940 shares of our common stock remained available for grants under the plan. On February 25, 2003, our Board of Directors amended and restated the plan to, among other things, increase the number of shares available for such grants by an additional 8,000,000. Thus, subject to the approval of our stockholders, the plan as amended and restated makes available a total of 8,240,940 shares for future grants.

        In no event will an eligible individual in any calendar year receive a grant of options or awards that is in the aggregate in respect of more than 1,000,000 shares, and the maximum dollar amount of cash or fair market value of shares that any eligible individual may receive in any calendar year in respect of performance units denominated in dollars may not exceed $250,000. In addition, the number of shares of our common stock that may be subject to awards of restricted stock under the plan is limited to 2,000,000, and no more than 30,000 shares may be issued upon the exercise of incentive stock options granted under the plan. On April 1, 2003, our common stock closed at $20.30 per share on the New York Stock Exchange.

        Shares subject to awards which expire, are canceled, are settled in cash or otherwise terminate for any reason without having been exercised or without payment having been made in respect of the entire award will again be available for issuance under the plan. In the event of any increase or reduction in the number of shares, or any change (including a change in value) in the shares or an exchange of shares for a different number or kind of shares of the Company or another corporation, in any case by reason of a recapitalization, merger, reorganization, spin-off, split-up, stock dividend or stock split, among other things, the Compensation Committee may generally adjust the maximum number and class of common shares issuable under the plan, the number of common shares which are subject to outstanding awards, and/or the exercise price applicable to any of such outstanding awards.

Types of Awards Available.

  Stock Options

        The Compensation Committee may grant both nonqualified stock options and incentive stock options within the meaning of Section 422 of the Internal Revenue Code, the terms and conditions of which will be set forth in an option agreement. The Compensation Committee has complete discretion in determining the number of shares that are to be subject to options granted under the plan and whether any such options are to be incentive stock options or a nonqualified stock options.

        In addition, the Compensation Committee will determine the exercise price of any option granted under the plan, but the exercise price of any incentive stock option may not be less than the fair market value of a share of our common stock on the date of grant. The fair market value of a share of our common stock on any date generally will be the closing sales price of a share of such common stock as reported by the New York Stock Exchange on that date.

        The duration of any option granted under the plan will be determined by the Compensation Committee. Generally, however, no option may be exercised more than ten years from the date of grant.

        The Compensation Committee also has the discretion to determine the vesting schedule of any options granted under the plan and may accelerate the exercisability of any option (or portion of any option) at any time. In the event that an optionee's employment with us or any of our subsidiaries is terminated by us without cause following a change in control of us, each option held by the optionee as of the date of termination will generally become immediately and fully vested and exercisable. In addition, the option will remain exercisable for a period of six months after the date of termination, but in no event after the expiration of the stated term of the option.

  Non-Discretionary Options

        The plan also provides for the grant of non-discretionary options to our non-employee directors who are not general partners of the Forstmann Little partnerships that beneficially own shares of our common stock. These provisions were added to the plan in respect of the compensation program that was approved by the Board of Directors for our directors, as described above.

        Upon becoming a director, each director will be granted an option in respect of 10,000 shares of our common stock (the "initial grant"). In addition, each such director will be granted an option in respect of 5,000 shares of our common stock on the first business day after the first day of each calendar year that the plan is in effect provided that he or she is a member of our Board of Directors on such date (an "annual grant"). However, if the initial grant is made after June 30th of any calendar year, the first annual grant to the respective director will be made on the first business day after the first day of the second calendar year following such year in which the initial grant was made, provided that the director is a member of our Board of Directors on such date. The purchase price for such shares subject to the initial grant or an annual grant will be equal to the fair market value of the shares on the date that the option is granted.

        Non-discretionary grants are subject to the terms applicable to options generally, except that each non-discretionary option will become fully vested with respect to 50% of the shares on each of the first and second anniversaries of the date of grant if the optionee continues to serve as a member of our Board of Directors as of such date. If the director dies prior to the option becoming fully vested and while a member of our Board of Directors, the option will become fully vested with respect to 100% of the shares as of that date.

        In addition, the term of each non-discretionary option granted under the plan will be ten years, unless terminated earlier as follows. If a non-employee director's service terminates for any reason other than disability, death or cause, he or she may exercise his or her option during the six-month period following such termination (but in no event after the expiration of the stated term of the option) to the extent, and only to the extent, that the option was vested as of such date of termination. After the expiration of such six-month period, the option will automatically terminate in full.

        If a non-employee director's service as a director terminates by reason of the optionee's resignation, or removal from our Board of Directors, due to disability or by reason of his or her death, he or she (or his or her beneficiary, if applicable) may exercise his or her option during the one-year period following such termination (but in no event after the expiration of the stated term of the option) to the extent, and only to the extent, that the option was vested as of the date of termination. After the expiration of such one-year period, the option will automatically terminate in full.

        If the non-employee director's service as a director terminates for cause, any unexercised portion of a non-discretionary option granted to him or her under the plan will immediately terminate in full.

  Stock Appreciation Rights

        The Compensation Committee may grant stock appreciation rights either alone or in conjunction with a grant of an option. In conjunction with an option, a stock appreciation right may be granted either at the time of grant of the option or at any time thereafter during the term of the option, and will generally cover the same shares covered by the option and be subject to the same terms and conditions as the related option. In addition, a stock appreciation right granted in conjunction with an option may be exercised at such times and only to the extent that the related option is exercisable. Any exercise of stock appreciation rights will result in a corresponding reduction in the number of shares available under the related option. In the event that the related option is exercised instead, a corresponding reduction in the number of shares available under the stock appreciation right will occur.

        Upon exercise of a stock appreciation right which was granted in connection with an option, a grantee will generally receive a payment equal to the excess of the fair market value of a share of our common stock on the date of the exercise of the right over the per share exercise price under the related option, multiplied by the number of shares with respect to which the stock appreciation right is being exercised.

        A stock appreciation right may be granted at any time and, if independent of an option, may be exercised upon such terms and conditions as the Compensation Committee, in its sole discretion, imposes on the stock appreciation right. However, the stock appreciation right may generally not have a duration that exceeds ten years.

        Upon exercise of a stock appreciation right which was granted independently of an option, the optionee will generally receive a payment equal to the excess of the fair market value of a share of our common stock on the date of exercise of the right over the fair market value of our common stock on the date of grant, multiplied by the number of shares with respect to which the stock appreciation right is being exercised.

        Notwithstanding the foregoing, the Compensation Committee may limit the amount payable with respect to a grantee's stock appreciation right (whether granted in conjunction with an option or not), if any, by including such limit in the agreement evidencing the grant of the stock appreciation right at the time of grant. In addition, unless otherwise provided in the agreement evidencing the stock appreciation right, in the event that the grantee's employment with us or any of our subsidiaries is terminated by us without cause following a change in control, each stock appreciation right held as of such date of termination will become immediately and fully vested and exercisable and remain exercisable for a period of six months after the date of termination (but in no event after the expiration of the stated term of the stock appreciation right).

  Restricted Stock

        Restricted stock may be granted under the plan, which will be evidenced by a restricted stock agreement containing such restrictions, terms and conditions as the Compensation Committee may, in its discretion, determine.

        Shares of restricted stock will be issued in the grantee's name as soon as reasonably practicable after the award is made and after the restricted stock agreement, appropriate blank stock powers and any other agreements or documents which the Compensation Committee may require that the grantee execute as a condition to the issuance of such shares. Generally, restricted shares issued under the plan will be deposited together with the stock powers with an escrow agent (which may be us) designated by the Compensation Committee, and upon delivery of the shares to the escrow agent, the grantee will have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares.

        Restrictions on shares awarded under the plan will lapse at such time and on such terms and conditions as the Compensation Committee may determine (which may include the occurrence of a change in control), which restrictions will be set forth in the restricted stock agreement. The Compensation Committee may impose restrictions on any of shares of restricted stock that are in addition to the restrictions under applicable federal or state securities laws, and may place a legend on the certificates representing such shares to give appropriate notice of any restrictions.

        Upon the lapse of the restrictions on restricted shares, the Compensation Committee will cause a stock certificate to be delivered to the grantee with respect to such shares, free of all restrictions under the plan.

  Performance Units and Performance Shares

        The Compensation Committee may grant performance units and performance shares subject to the terms and conditions determined by the Compensation Committee in its discretion and set forth in the agreement evidencing the grant.

        Performance units represent, upon attaining certain performance goals, a grantee's right to receive a payment generally equal to (i) in the case of share-denominated performance units, the fair market value of a share of our common stock determined on the date the performance unit was granted, the date the performance unit became vested or any other date specified by the Compensation Committee, (ii) in the case of dollar-denominated performance units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in (i) or (ii) above depending on the level of the performance goal attained. Each agreement evidencing a grant of a performance unit will specify the number of performance units to which it relates, the performance goals which must be satisfied in order for performance units to vest and the performance cycle within which such performance goals must be satisfied.

        The Compensation Committee must establish the performance goals to be attained in respect of the performance units, the various percentages of performance unit value to be paid out upon the attainment, in whole or in part, of the performance goals and such other performance unit terms, conditions and restrictions as the Compensation Committee deems appropriate. Payment in respect of vested performance units will generally be made as soon as practicable after the last day of the performance cycle to which the award relates.

        Payments may be made entirely in shares of our common stock valued at fair market value, entirely in cash, or in such combination of shares and cash as the Compensation Committee may determine in its discretion. If the Compensation Committee in its discretion determines to make the payment entirely or partially in restricted shares, the Compensation Committee must determine the extent to which such payment will be in restricted shares and the terms of such shares at the time the performance unit award is granted.

        Performance shares are subject to the same terms as described with respect to restricted stock (described above), except that the Compensation Committee will establish the performance goals to be attained in respect of the performance shares, the various percentages of performance shares to be paid out upon attainment, in whole or in part, of the performance goals and such other performance share terms, conditions and restrictions as the Compensation Committee deems appropriate.

        Performance goals established by the Compensation Committee for performance unit or performance share awards may be expressed in terms of (i) earnings per share, (ii) share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) sales or (vii) any combination of the foregoing. Performance goals may be in respect of the performance of the Company or any of our subsidiaries or divisions or any combination thereof. Performance goals may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range.

        The agreements evidencing a grant of performance units or performance shares may provide for the treatment of such awards in the event of a change in control, including provisions for the adjustment of applicable performance goals.

  Phantom Stock and Other Share-Based Awards

        The Compensation Committee may grant shares of phantom stock, subject to the terms and conditions established by the Compensation Committee and set forth in the agreement evidencing the award. Upon the vesting of a phantom stock award, the grantee will receive a cash payment in respect of each share of phantom stock. The cash payment will be equal to the fair market value of a share of our common stock as of the date the phantom stock award was granted or such other date as determined by the Compensation Committee at the time of grant. In lieu of a cash payment, the Compensation Committee may settle phantom stock awards with shares of our common stock having a fair market value equal to the cash payment to which the grantee is entitled.

        The Compensation Committee may also grant any other share-based award on such terms and conditions as the Compensation Committee may determine in its sole discretion.

Transferability of Options and Awards.

        Options and unvested awards, if any, are generally not transferable except by will or under the laws of descent and distribution, and all rights with respect to such options and awards are generally exercisable only by the optionee or grantee during his or her lifetime, except that the Compensation Committee may provide that, in respect of any nonqualified stock option granted to an optionee, the option may be transferred to his or her spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. In addition, the Compensation Committee may permit the nonqualified stock option to be transferred to trusts solely for the benefit of the optionee's family members and to partnerships in which the family members and/or trusts are the only partners.

        A nonqualified stock option or a stock appreciation right may also be transferred pursuant to a domestic relations order. A stock appreciation right granted in conjunction with an option will not be transferable except to the extent that the related option is transferable.

Certain Transactions.

        In the event of a liquidation, dissolution, merger or consolidation, the plan and the options and awards issued under the plan will continue in accordance with their respective terms and any terms set forth in an agreement evidencing the option or award. Notwithstanding the foregoing, following any such transaction, options and awards will be treated as provided in the agreement entered into in connection with the transaction. If not so provided in that agreement, following any such transaction, the optionee or grantee will be entitled to receive in respect of each share of our common stock subject to his or her option or award, upon the exercise of any such option or upon the payment or transfer related to any such award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a share of common stock of the Company was entitled to receive in the transaction in respect of such share. The stock, securities, cash, property, or other consideration will remain subject to all of the conditions, restrictions and performance criteria which were applicable to the option or award prior to the transaction.

Amendment or Termination.

        The plan will terminate on April 24, 2010, the day preceding the 10th anniversary of the Board of Director's adoption of the plan, and no option or award may be granted after such date. In addition, our Board of Directors may sooner terminate the plan and may amend or suspend the plan at any time or from time to time. However, no amendment, suspension or termination may adversely affect rights of an optionee or grantee with respect to options or awards granted prior to such action unless his or her consent is obtained, or deprive an optionee or grantee of any shares which may have been acquired under the plan. To the extent necessary under any applicable law, regulation or exchange requirement, no amendment will be effective unless approved by our stockholders in accordance with such applicable law, regulation or exchange requirement.

        No modification of an agreement evidencing an option or award may adversely alter or impair any rights or obligations under the option or award unless the consent of the optionee or grantee is obtained.

No Additional Rights.

        An optionee does not have any rights as a shareholder of the Company with respect to any shares of our common stock issuable upon exercise of an option generally until the Company issues and delivers shares (whether or not certificated) to the optionee, a securities broker acting on behalf of the optionee or other nominee of the optionee.

Federal Income Tax Consequences of Options

        The following discussion is a general summary of the principal United States federal income tax consequences under current federal income tax laws relating to stock options granted under the plan. This information is not a definitive explanation of the tax consequences of such awards nor is this summary intended to be exhaustive as it, among other things, does not describe state, local or foreign income tax and other tax consequences.

Generally.

        An optionee will not recognize any taxable income upon the grant of a nonqualified option, and the Company will not be entitled to a tax deduction with respect to such grant. Generally, upon exercise of a nonqualified option, the excess of the fair market value of the Company's common stock on the date of exercise over the exercise price will be taxable as ordinary income to the optionee. The Company will generally be entitled to a tax deduction in the amount that the optionee includes in his or her gross income upon exercise and at the same time as he or she recognizes such income, subject to any deduction limitation under Section 162(m) or 280G of the Internal Revenue Code (each of which is discussed below). The optionee's tax basis for the common stock received pursuant to such exercise will equal the sum of the compensation income recognized by the optionee and the exercise price he or she paid. The holding period with respect to such common stock will commence upon exercise of the option. The optionee's subsequent disposition of shares acquired upon the exercise of a nonqualified option will ordinarily result in capital gain or loss.

        Subject to the discussion below, the optionee will not recognize taxable income at the time of grant or exercise of an incentive stock option, and the Company will not be entitled to a tax deduction with respect to such grant or exercise. However, the exercise of an incentive stock option may result in an alternative minimum tax liability to the optionee.

        Generally, if the optionee has held shares acquired upon the exercise of an incentive stock option for at least one year after the date of exercise and for at least two years after the date of grant of the incentive stock option, upon his or her disposition of the shares, the difference, if any, between the sales price of the shares and the exercise price will be treated as long-term capital gain or loss to the optionee. Generally, upon a sale or other disposition of shares acquired upon the exercise of an incentive stock option within one year after the date of exercise or within two years after the date of grant of the incentive stock option (any such disposition being referred to as a "disqualifying disposition"), any excess of the fair market value of the shares at the time of exercise of the option over the exercise price of such option will constitute ordinary income to the optionee. Subject to any deduction limitation under Section 162(m) or 280G of the Internal Revenue Code, the Company will be entitled to a deduction equal to the amount of such ordinary income included in the optionee's gross income. Any excess of the amount realized by the optionee on the disqualifying disposition over the fair market value of the shares on the date of exercise will generally be capital gain and will not be deductible by us. If the sale proceeds from a disqualifying disposition are less than the fair market value of the shares on the date of exercise, the amount of the optionee's ordinary income will be limited to the gain (if any) realized on the sale.

        If the option is exercised through the use of shares of our common stock previously owned by the optionee, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized by the optionee with respect to the use of such shares upon exercise of the option. The basis and the holding period of such shares (for purposes of determining capital gain) will carry over to a like number of shares acquired upon exercise of the option. In the case of any nonqualified stock option, ordinary income (treated as compensation) will be recognized by the optionee on the additional shares of common stock acquired upon exercise of the option and will be equal to the fair market value of such shares on the date of exercise less any additional cash paid. If the previously owned shares of common stock were acquired by the optionee on the exercise of an incentive stock option and the holding period requirement for these shares is not satisfied at the time they are used to pay the exercise price the option, such use will constitute a disqualifying disposition of the previously owned shares resulting in the optionee's recognition of ordinary income in the amount described in the preceding paragraph. Special rules may apply in computing the amount and character of the optionee's income (or loss) in connection with the exercise of an incentive stock option where the exercise price is paid by the optionee's delivery of previously owned shares.

Section 162(m) of the Internal Revenue Code.

        Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1,000,000 in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year. However, Section 162(m) provides an exception for "performance-based compensation" if the material terms are disclosed to and approved by the Company's stockholders. Grants of options, stock appreciation rights and performance awards made under the plan can be made in a manner so as to qualify as "performance-based compensation" for purposes of Section 162(m).

Section 280G of the Internal Revenue Code.

        Under certain circumstances, the accelerated vesting or exercise of options in connection with a change in control might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Internal Revenue Code. To the extent that any such event is considered to have occurred under the plan, the optionee would be subject to a 20% excise tax, and the Company would lose the ability to deduct the excess parachute payment.

NEW PLAN BENEFITS

        The grant of options and awards under the 2000 Stock Option and Award Plan are subject to the discretion of the Compensation Committee and therefore are not determinable at this time.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE 2000 STOCK OPTION AND AWARD PLAN, AS AMENDED AND RESTATED ON FEBRUARY 25, 2003.

PROPOSAL 3—APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Board of Directors proposes that the stockholders ratify the appointment by the Board of Directors of Deloitte & Touche LLP as our independent accountants for 2003. We expect that a representative of Deloitte & Touche LLP will be present at the Annual Meeting and that he will be available to respond to appropriate questions submitted by stockholders at the Annual Meeting. Deloitte & Touche LLP will have the opportunity to make a statement if they desire to do so.

Audit Fees

        The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $815,000 and $714,000 for the years ended December 31, 2002 and 2001, respectively.

Financial Information Systems Design and Implementation Fees

        Deloitte & Touche LLP did not render any professional services for information technology services relating to financial information systems design and implementation for the year ended December 31, 2002.

All Other Fees

        The aggregate fees billed by Deloitte & Touche LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," were $687,000 ($473,000 of audit related fees and $214,000 of non-audit related fees) and $1,567,000 ($1,055,000 of audit related fees and $512,000 of non-audit related fees) for the years ended December 31, 2002 and 2001, respectively. The Audit and Compliance Committee has considered whether the provision of non-audit services by the Company's independent auditor is compatible with maintaining auditor independence, and believes that the provision of such services is compatible.

        Approval by the stockholders of the appointment of independent accountants is not required, but the Board believes that it is desirable to submit this matter to the stockholders. If holders of a majority of our common stock present and entitled to vote on the matter do not approve the selection of Deloitte & Touche LLP as our independent accountants for 2003 at the Annual Meeting, the selection of independent accountants will be reconsidered by the Board. Abstentions will be considered a vote against this proposal and broker non-votes will have no effect on such matter since these votes will not be considered present and entitled to vote for this purpose.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT ACCOUNTANTS FOR 2003.

AUDIT AND COMPLIANCE COMMITTEE REPORT

        The Audit and Compliance Committee of the Board of Directors of CHS is composed of four independent directors and operates under a written charter adopted by the Board of Directors. CHS' management is responsible for its internal accounting controls and the financial reporting process. CHS' independent accountants, Deloitte & Touche LLP, are responsible for performing an independent audit of CHS' consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit and Compliance Committee is responsible for, among other things, monitoring and overseeing these processes, and to recommend to the Board of Directors: (i) the audited consolidated financial statements be included in CHS' Annual Report of Form 10-K; and (ii) the selection of the independent accountants to audit the consolidated financial statements of the Company.

        In keeping with that responsibility, the Audit and Compliance Committee has reviewed and discussed CHS' audited consolidated financial statements with management and with the independent accountants. In addition, the Audit and Compliance Committee has discussed with CHS' independent accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, "Communication with Audit Committees."

        The Audit and Compliance Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent accountants their independence.

        Based on the Audit and Compliance Committee's discussions with management and the independent accountants and the Audit and Compliance Committee's review of the representations of management and the report of the independent accountants, the Audit and Compliance Committee recommended to the Board of Directors that the audited consolidated financial statements be included in CHS' Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the SEC.

        This report is respectfully submitted by the Audit and Compliance Committee of the Board of Directors.

                      Michael A. Miles, Chairman
                      Sheila P. Burke
                      John A. Clerico
                      Dale F. Frey

        The foregoing report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Stockholder Proposals

        Our by-laws provide that stockholders seeking to bring business before an Annual Meeting of stockholders, or to nominate candidates for election as directors at an Annual Meeting of stockholders, must provide timely notice thereof in writing. To be timely, a stockholder's notice generally must be delivered to or mailed and received at our principal executive offices not less than 45 or more than 75 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year's Annual Meeting of stockholders. However, if the date of the Annual Meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's Annual Meeting, to be timely, notice by the stockholder must be delivered not later than the close of business on the later of the 90th day prior to the Annual Meeting or the 10th day following the day on which public announcement of the date of the meeting is first made. The by-laws also specify certain requirements as to the form and content of a stockholder's notice. These provisions may preclude stockholders from bringing matters before an Annual Meeting of stockholders or from making nominations for directors at an Annual Meeting of stockholders.

        Under Securities and Exchange Commission regulations, any stockholder wishing to submit a proposal to be included in the proxy materials relating to the 2004 Annual Meeting of Stockholders must submit the proposal in writing no later than December 12, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own greater than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based solely on our review of copies of these reports that we have received and on representations from all reporting persons, we believe that during 2002, all our officers, directors and greater than 10% beneficial owners complied with their Section 16(a) filing requirements.

Proxy Solicitation

        The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by officers, directors and employees of the Company personally, by mail, or by telephone, facsimile transmission or other electronic means. On request, the Company will pay brokers and other persons holding shares of stock in their names or in those of their nominees for their reasonable expenses in sending soliciting material to, and seeking instructions from, their principals.

        It is important that you return the accompanying proxy card promptly. Therefore, whether or not you plan to attend the meeting in person, you are earnestly requested to mark, date, sign and return your proxy in the enclosed envelope to which no postage need be affixed if mailed in the United States. You may revoke the proxy at any time before it is exercised. If you attend the meeting in person, you may withdraw the proxy and vote your own shares.

Miscellaneous

        As of the date of this Proxy Statement, the Board has not received notice of, and does not intend to propose, any other matters for stockholder action. However, if any other matters are properly brought before the meeting, it is intended that the persons voting the accompanying proxy will vote the shares represented by the proxy in accordance with their best judgment.

                      By Order of the Board of Directors,

                      Rachel A. Seifert
                      Senior Vice President, Secretary and General Counsel

Brentwood, Tennessee
April 10, 2003

Annex A

COMMUNITY HEALTH SYSTEMS, INC.
GOVERNANCE PRINCIPLES

The Governance and Nominating Committee of Community Health Systems, Inc. ("CHS," the "Company" or "we") has developed, and our Board of Directors has approved, the following principles. Our Governance and Nominating Committee reviews and modifies these principles at least annually.

1.    Role of the Board of Directors and Management. Our officers and employees, under the direction of our chief executive officer ("CEO") and the oversight of our Board of Directors, work to enhance the long-term value of the Company for our stockholders. In addition to its general oversight of management, the Board also performs a number of specific functions including: (1) selecting, evaluating and compensating the CEO and overseeing CEO succession planning, (2) providing counsel and oversight on the selection, evaluation, development and compensation of senior management, (3) reviewing, approving and monitoring fundamental financial and business strategies and major corporate actions, (4) assessing major risks facing the Company and reviewing options for their mitigation and (5) ensuring processes are in place for maintaining the integrity of the Company.

2.    Meetings of Board. Our Board of Directors has four scheduled meetings a year at which it reviews and discusses reports by management on the performance of the Company, the Company's plans and prospects, as well as immediate issues facing the Company. Directors are expected to attend scheduled board and committee meetings. In addition, our independent directors meet in regularly scheduled executive sessions without management present. The directors have determined that a specified Lead Director, currently Michael Miles, will preside at such meetings.

3.    Qualifications. The Nominating and Corporate Governance Committee establishes selection criteria for directors. At a minimum each director must possess (1) a reputation for the highest ethical and moral standards, (2) good judgment, (3) a positive record of achievement, (4) if on other boards, an excellent reputation for preparation, attendance, participation, interest and initiative, (5) business knowledge and experience relevant to the Company and (6) a willingness to devote sufficient time to carrying out his or her duties and responsibilities effectively.

4.    Submission of Resignation From Board Upon Change of Circumstance. Company officers who also serve as directors must tender their resignations from the Board at the same time they resign or retire from the company. Directors who serve by designation under management rights agreements should offer their resignation in the event of a significant change in their relationship with the holder of the management rights. The Nominating and Corporate Governance Committee, in its discretion, will determine whether to accept such resignation after considering the appropriateness of continued service on the Board.

5.    Limitation Regarding Service on Other Boards. The Board does not believe it should set a predetermined limit on the number of boards on which a director may serve. Adding such a limit may cause the Company to lose the expertise of directors who have significant experience as board members and who can provide a wider perspective and best practices learned in other directorships. No member of the Audit and Compliance Committee may serve on more than three public company audit committees, however, unless the Board determines that such simultaneous service will not impair the ability of such member to serve effectively.

6.    No Term Limits. The Board does not believe that arbitrary term limits on directors' service are appropriate, nor does it believe in a mandatory retirement age. The advantage of potentially providing new ideas and viewpoints of new directors is offset by the significant disadvantage of losing the experience and insight into the Company and its operations gained over time. The Board self-evaluation process described below will be an important determinant for board tenure.

7.    Independence of Directors. A majority of the directors will be "independent" under the proposed NYSE rules, within the timeframes specified by the proposed rules, if not sooner. The Board believes, however, that directors who do not meet the NYSE's independence standards also make valuable contributions to the board and to the Company by reason of their experience and wisdom.

To be considered independent under the proposed NYSE rules, the Board must determine that a director does not have any direct or indirect material relationship with CHS. The Board has established the following guidelines to assist it in determining director independence in accordance with that proposed rule:

  Independence Standards for Directors (Including Service on Governance and Nominating Committee)

  a)
  Not have been an employee of the Company within the last five years, provided however, service as a non-compensated officer of the Company or its subsidiaries shall not constitute employment for purposes of this standard.

  b)
  Not have been an affiliate of our auditor within the last five years.

  c)
  Not be part of an interlocking directorate.

  d)
  Not be an immediate family member of the foregoing in the last five years (although employment of a family member in a non-officer position does not preclude a finding of independence).

  e)
  Not have had a personal services contract with the Company or any of its subsidiaries, or with any executive officer of the Company within the last 5 years.

  f)
  Not be an executive officer, partner or >10% owner of any company supplying or receiving goods and services to the Company unless such goods and services are supplied in the ordinary course of business on an arms-length basis and their value does not exceed 5% of the consolidated gross revenues of either company.

  g)
  Not be an executive officer, partner or >10% owner of any company to which the Company is indebted in an aggregate amount in excess of 5% of the Company's consolidated assets.

  h)
  Not be, nor may any immediate family member be, (a) indebted to the Company in an amount >$60,000, (b) an executive officer, partner or >10% owner of any entity that is so indebted, or (c) a trustee of, or have a substantial beneficial interest in, any trust or other estate that is so indebted.

  i)
  Not have, nor may an immediate family member have, any direct or indirect material interest in a transaction or series of transactions to which the Company is a party and in which the transaction amount exceeds $60,000 (other than interests that arise solely from an aggregate ownership of less than 10% of the Company or an entity furnishing services to the Company).

  j)
  The Board will also evaluate, on a case by case basis, any other relationship, direct or indirect, between a director and the Company and its officers which might have the appearance of potentially impairing the director's independence of judgment. Special attention will be paid to service on a non-profit or charitable Board by the director or a close personal relationship between the director and any executive officer.

  Additional Standards for Independence for Audit and Compliance Committee Members

  •
  May not receive any compensation from the Company other than fees for service as a director or committee member.

  •
  May not be an "affiliate" of the Company (awaiting SEC definition of affiliate, note that NYSE proposed rules do not consider substantial shareholdings to be a per se bar to independence).

Additional Standards for Independence for Compensation Committee Members (to allow the Committee to approve Section 16(b) transactions for securities law purposes and approving "performance goals" for purposes of 162(m) of the Internal Revenue Code)

  •
  Never have been an officer of the Company.

  •
  May not receive any compensation from the Company other than fees for service as a director or committee member.

  •
  May not be an "affiliate" of the Company (awaiting SEC definition of affiliate, note that NYSE proposed rules do not consider substantial shareholdings to be a per se bar to independence).

8.    No Personal Loans to Directors or Executive Officers. The Company will not make any personal loans or extensions of credit to directors or executive officers.

9.    Selection Process. Our stockholders elect directors each year at the Annual Meeting of Stockholders. The Board of Directors is classified and approximately one-third of the directors are elected each year. Directors serve for three year terms. All candidates for director are evaluated and recommended for nomination by the Governance and Nominating Committee, unless nominated by a stockholder in accordance with the procedures set forth in our Bylaws, or as set forth in a written contract between the Company and a third party. The Forstmann Little partnerships (Forstmann Little & Co. Equity Partnership-V, L.P. and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VI, L.P.) have a contractual right, as a result of their July 1996 acquisition, to elect two directors until they no longer own any shares of CHS common stock.

Stockholders may propose candidates for the Board by submitting the names and supporting information to: Secretary, Community Health Services, Inc., 155 Franklin Road, Suite 400, Brentwood, Tennessee 37027. Requirements concerning the form and timing of such proposals are set forth in our Bylaws. To be timely, a stockholder's notice generally must be delivered to or mailed and received at our offices not less than 45 or more than 75 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year's annual meeting of stockholders. However, if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, to be timely, notice by the stockholder must be delivered no later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which the public announcement of the meeting is first made.

10.    Size of the Board. The Board determines the number of directors, but our Certificate of Incorporation requires that there be at least 3 directors. There are currently 12 directors. The Board periodically evaluates whether the size of the Board should be increased or decreased.

11.    Board Committees. The Board has established the following committees to assist it in discharging its responsibilities: (1) Audit and Compliance Committee; (2) Compensation Committee; (3) Governance and Nominating Committee; and (4) Finance Committee. Current charters of these committees are published on the CHS website, and will be mailed to stockholders on written request. The committee chairs present the minutes of their meetings to the full board following each meeting of the respective committees.

12.    Independence of Committee Members. Subject to the phase-in periods set forth in the applicable rules and regulations, in addition to the requirement that a majority of the Board satisfy the independence standards discussed in paragraph 7 above, all members of the Audit, Governance and Nominating and Compensation Committees must be independent. Members of the Audit and Compliance Committee must also satisfy an additional independence requirement. Specifically, they may not directly or indirectly receive any compensation from the Company other than their directors'

compensation and may not be an affiliate of the Company as defined by the Securities and Exchange Commission.

13.    Self-Evaluation. The Board and each of the committees will perform an annual self-evaluation. Each November, the directors will be requested to provide their assessments of the effectiveness of the board and the committees on which they serve. The individual assessments will be organized and summarized by the general counsel for discussion with the board and the committees in December.

14.    Setting Board Agenda. The Board shall be responsible for its agenda. At the December board meeting, the CEO will propose for the Board and Committee's approval key issues of strategy, risk and integrity to be scheduled and discussed during the course of the next calendar year. Before that meeting, the Board and Committees will be invited to offer suggestions. As a result of this process, a schedule of major discussion items for the following year will be established. Prior to each Board meeting, the CEO will discuss the other specific agenda items for the meeting with the Lead Director. The CEO and the Lead Director, or committee chair as appropriate, shall determine the nature and extent of information that shall be provided regularly to the directors before each scheduled Board or committee meeting. Directors are urged to make suggestions for agenda items, or additional pre-meeting materials, to the CEO, the Lead Director, or appropriate committee chair at any time. For the calendar year 2003, initial agendas will be proposed at the February Board and Committee meetings.

15.    Ethics and Conflicts of Interest. The Board expects CHS directors, as well as officers and employees, to act ethically at all times and to acknowledge their adherence to the policies comprising CHS's Code of Conduct. The Board will not permit any waiver of any ethics policy for any director or executive officer. If an actual or potential conflict of interest arises for a director, the director shall promptly inform the CEO and the Lead Director. If a significant conflict exists and cannot be resolved, the director should resign. All directors must recuse themselves from any discussion or decision affecting their personal, business or professional interests. The Audit and Compliance Committee shall resolve any conflict of interest question involving the CEO and the CEO shall resolve any conflict of interest issue involving any other officer of the Company.

16.    Reporting of Concerns to Non-Employee Directors or the Audit and Compliance Committee. Anyone who has a concern about CHS' conduct, or about the Company's accounting, internal accounting controls or auditing matters, may communicate that concern directly to the Lead Director, to any non-employee directors, or to the Audit and Compliance Committee. Such communications may be confidential or anonymous, and may be e-mailed, submitted in writing, or reported by phone. The Company will adopt appropriate procedures to ensure that any contact received at CHS will be forwarded to the director(s) without delay or censor. Concerns may also be directed through the Company's confidential disclosure program by using special addresses and a toll-free phone number that are published on the Company's website. All such concerns will be reviewed and addressed by CHS' Compliance Officer in the same way that other concerns are addressed by the Company and may be forwarded directly to the non-employee directors, the Lead Director, or the Audit and Compliance Committee, if so directed in the correspondence or other contact. The status of all outstanding concerns addressed to the non-employee directors, the Lead Director, or the Audit Committee will be reported to the directors on a quarterly basis. The non-employee directors, the Lead Director, or the Audit and Compliance Committee may direct special treatment, including the retention of outside advisors or counsel, for any concern addressed to them. The Company's Code of Conduct prohibits any employee from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern.

17.    Compensation of Board. The Compensation Committee is responsible for recommending to the Board compensation and benefits for non-employee directors. In discharging this duty, the Compensation Committee shall be guided by three goals: compensation should fairly pay directors for work required in a company of CHS' size and scope; compensation should align directors' interests with the long-term interests of stockholders; and the structure of the compensation should be simple, transparent and straightforward for stockholders to understand.

18.    Succession Plan. The Board shall be responsible for establishing a succession plan for the CEO and senior executives.

19.    Annual Compensation Review of Senior Management. The Compensation Committee shall annually approve the goals and objectives for compensating the CEO. That committee shall evaluate the CEO's performance in light of these goals before setting the CEO's salary, bonus and other incentive and equity compensation. The Compensation Committee shall also annually approve the compensation structure for the Company's officers, and shall evaluate the performance of the Company's senior executive officers before approving their salary, bonus and other incentive and equity compensation.

20.    Access to Senior Management. Non-employee directors are encouraged to contact senior managers of the Company without senior corporate management present.

21.    Access to Independent Advisors. The Board and its committees shall have the right at any time to retain independent outside financial, legal or other advisors.

22.    Director Orientation. The general counsel and the chief financial officer shall be responsible for providing an orientation for new directors, and for periodically providing materials or briefing sessions for all directors on subjects that would assist them in discharging their duties. Each new director shall, within six months of election to the Board, spend a day at corporate headquarters for personal briefing by senior management on the company's strategic plans, its financial statements, and its key policies and practices.

APPROVAL AND ADOPTION

Reviewed and approved by the Governance and Nominating Committee on January 28, 2003 and adopted by the Board of Directors on February 25, 2003.

Annex B

COMMUNITY HEALTH SYSTEMS, INC.
CODE OF CONDUCT

INTRODUCTION

        The Code of Conduct (the "Code") is designed to provide all Community Health Systems, Inc. ("CHS" or the "Company") directors, officers, employees, physicians, contractors, and agents ("colleagues") with guidance to perform their daily activities in accordance with all federal, state, and local laws, rules, and regulations. This Code of Conduct supersedes the Business Ethics and Standards of Conduct Policy. The Code is an integral component of the Company's Compliance Program and reflects our commitment to achieve our goals within the framework of the law through a high standard of business ethics and compliance.

        The Code encompasses a summary of many topics from the Compliance Manual and other department policy manuals. The Compliance Manual and department policy and procedure manuals provide more specific guidance relating to the topics presented in the Code. It is the obligation of all CHS colleagues to be knowledgeable about and adhere to the policies within these manuals, as well as the Code of Conduct.

        The policies incorporated into the Code of Conduct are mandatory and must be followed. Failure to comply with any of the provisions of this Code of Conduct will result in disciplinary action up to and including termination for employees and cancellation of contractual or business relationships with physicians, contractors, and agents. Violations of portions of this Code relating to federal healthcare benefit programs may lead to severe consequences including, but not limited to, civil monetary penalties and/or exclusion from federal healthcare benefit programs for employees, physicians, contractors, agents, or CHS. Questions or concerns regarding interpretation of this Code or any Compliance Manual policy should be addressed to a supervisor, the Facility Compliance Chairperson, the Corporate Compliance Officer, or the Confidential Disclosure Program. In the event a question is not satisfactorily answered, contact the Corporate Compliance Officer or the Confidential Disclosure Program.

STATEMENT OF BELIEFS

        CHS believes that each community it serves is different and that the success of each hospital depends upon the actions of each employee, physician, contractor, and agent. CHS has adopted the following Statement of Beliefs that summarizes our commitment to our patients, employees, physicians, and the communities we serve.

  •
  CHS is dedicated to providing personalized, caring, and efficient service to our patients with total satisfaction as our top priority.

  •
  CHS recognizes the value of each employee in providing high quality, personalized care to our patients.

  •
  CHS encourages employee involvement in quality improvement to improve processes on an ongoing basis.

  •
  CHS advocates employee participation in community activities.

  •
  CHS is committed to involving physicians in partnership, both as consumers of service and as providers in ensuring quality care.

  •
  CHS is devoted through services, quality, and innovation to provide continued healthcare leadership in the communities we serve.

  •
  CHS is dedicated to compliance with all federal, state, and local laws, rules, and regulations, including privacy and security of patient health information, coding, billing, and documentation guidelines, and financial arrangements.

THE ROLE OF MANAGEMENT

        Though all CHS colleagues are required to follow the Code of Conduct, all managers, directors, supervisors, board members, and corporate staff are expected to set the example by conducting their business affairs consistent with the highest ethical and legal standards. Managers must ensure their staff has the tools to perform assigned tasks according to applicable laws, rules, regulations, and policies. In addition, the Board of Directors of CHS has established the Management Compliance Committee (the "Committee"). The Committee is responsible for the adoption, amendment, and ultimate enforcement of the Compliance Program. The standing members of this committee are:

  Wayne T. Smith, President and Chief Executive Officer
  W. Larry Cash, Executive Vice President and Chief Financial Officer
  Rachel A. Seifert, Vice President and General Counsel
  Andrea Bosshart, Assistant Vice President and Corporate Compliance Officer
  Martin G. Schweinhart, Senior Vice President, Operations

        Other members of the senior management team are consulted for their advice and recommendations on particular functions or areas of expertise, including particularly the Senior Vice President, Quality and Resource Management, the Group Vice Presidents, and their respective staffs.

        The Corporate Compliance Officer for CHS is Andrea Bosshart. The functions of the Corporate Compliance Officer include:

  •
  Overseeing and monitoring the implementation of the Compliance Program.

  •
  Reporting on a regular basis to the Compliance Committees on the progress of implementation, and assisting these committees in establishing methods to improve CHS facility efficiency and quality of services, and to reduce the company's vulnerability to fraud, abuse and waste.

  •
  Periodically revising the program in light of changes in the needs of the organization, and in the law and policies and procedures of government and private payer health plans.

  •
  Developing, coordinating, and participating in a multifaceted educational and training program that focuses on the elements of the compliance program, meeting federal requirements, and seeks to ensure that all appropriate employees and management are knowledgeable of, and comply with, pertinent federal and state laws and regulations.

  •
  Seeks to ensure that independent contractors and agents who furnish medical services to the facilities are aware of the requirements of the Compliance Program.

  •
  Coordinating personnel issues with appropriate human resources officers to determine that employees, medical staff and independent contractors have not been sanctioned such that their continued association with CHS would be detrimental to the organization or unlawful.

  •
  Assisting CHS' financial officers in coordinating internal review and monitoring activities, including periodic reviews of facilities.

  •
  Independently investigating and acting on matters related to compliance, including the flexibility to design and coordinate internal investigations (e.g., responding to reports of problems or suspected violations) and any resulting corrective action with all facilities, departments, providers and sub-providers, agents and, if appropriate, independent contractors.

  •
  Developing policies and programs that encourage managers and employees to report suspected fraud and other improprieties without fear of retaliation.

  •
  Preparing and submitting (after obtaining any appropriate committee approvals) all periodic reports required under the Compliance Program to the Management Compliance Committee, the Board Compliance Committee, and the government under any corporate integrity agreements or compliance reporting requirements for settlement agreements.

THE ROLE OF THE INDIVIDUAL

        Every CHS colleague is required to follow the Code of Conduct. Each individual is expected to perform his/her daily activities with the highest standards of ethics and compliance. All CHS colleagues are required to notify the Corporate Compliance Officer or the Confidential Disclosure Program of any violations of law, the Code of Conduct, or Compliance Policy.

CODE OF CONDUCT IN THE WORKPLACE

Equal Employment Opportunity

        CHS values the talents and skill sets of each colleague and applicant. CHS is determined to provide an equal opportunity environment and to comply with all laws, regulations, and policies regarding personnel actions. It is the policy of CHS to provide equal opportunity without regard to race, religion, color, national origin, age, gender, disability, marital status, veteran status, or any other characteristics protected by federal, state, or local laws.

        No one should discriminate against another person with a disability regarding terms or conditions of employment. The Company will make reasonable accommodations for the disability or other special needs of an employee when conditions permit.

Harassment and Violence

        Every CHS colleague has a right to a work environment free of harassment or discrimination because of gender, race, ethnicity, religion, creed, or national origin. This can be accomplished if all colleagues treat each other with courtesy, fairness, and respect for the other person. CHS will not tolerate any sexual, racial, ethnic, religious, or other forms of harassment of its colleagues or applicants. The Company will take action to fairly and objectively address any complaints of harassment or inappropriate behavior. If you experience or witness such behavior, contact the Facility Compliance Chairperson, the Corporate Compliance Officer, or the Confidential Disclosure Program.

        Workplace violence, such as stalking, robbery, assault (verbal or physical), battery, vandalism, and other crimes committed by current or former employees or their associates is not acceptable and will not be tolerated. Colleagues must not bring firearms, explosive devices, or other weapons or dangerous materials onto any Company property. Colleagues who witness any form of violence or harassment are required to report the conduct to the Facility Compliance Chairperson, the Corporate Compliance Officer, or the Confidential Disclosure Program.

Conflicts of Interest

        Employees should not have any personal interests or outside activities that are incompatible, or appear to be incompatible, with the loyalty and responsibility owed to the Company. Employees must avoid any outside financial interest that might influence decisions or actions in the performance of their duties for the Company. Such interests might include:

  •
  A personal or family interest in an enterprise that has business relations with the Company or a facility. This restriction does not apply to minimal holdings of the stock or other securities of a corporation whose shares are publicly traded and which may incidentally do business with the Company.

  •
  An investment in another business that competes with the Company or a facility.

        Any financial interest that appears to be in violation of the Code must be disclosed immediately to the Corporate Compliance Officer or the Corporate Vice President of Human Resources. CHS may require divestiture of such interest if it deems the financial interest to be in conflict with the Company's best interests.

Relationships with Vendors and Suppliers

        All employees are expected to maintain impartial relationships with the Company's vendors and suppliers. Employees must be motivated solely to acquire goods and services and to make other transactions on terms most favorable to the Company. Care must be exercised to avoid even the appearance of favoritism on behalf of a vendor or supplier due to personal relationships. In addition, employees may not have a substantial interest in any vendor or supplier. An employee must disclose to his/her supervisor if he/she or a member of his/her immediate family has or acquires by gift, inheritance, or otherwise, a substantial interest in a vendor or supplier's business.

        When conducting business with vendors or suppliers, CHS expects employees to make decisions that are in the best interest of the Company. Employees or their families may not accept any gifts (except those of nominal value), special discounts or loans (other than from established banking or financial institutions), excessive entertainment, or substantial favors from any organization or individual that conducts or is seeking to conduct business with the Company. Reasonable judgment should be used in the determination of "excessive or substantial," and acceptance made only with the approval of a supervisor. Questions should be directed to the Corporate Compliance Officer.

        Employees or their families should not offer or accept kickbacks, rebates, or anything of value to or from any representative of a vendor, supplier, customer, potential customer, patient, physician, financial institution, or similar entity. Such practices are unethical and in many cases illegal.

Professional Licenses, Certifications, and Credentials

        Colleagues who are required to maintain professional licenses, certifications, or credentials must maintain these items in a current and up-to-date status while complying with all pertinent federal, state, or local requirements governing their field of expertise. CHS will require proof of current professional licenses, certifications, or credentials. No colleague requiring a professional license, certification, or credential will be allowed to perform their job duties or contracted assignments until such time he/she meets this requirement.

Substance Abuse and Controlled Substances

        The use of intoxicating, addictive, or illegal drugs while on the job or on CHS premises is prohibited. Use of such substances off the job or off CHS premises may also be the subject of disciplinary action if such use impairs the colleague's job performance or endangers the health and safety of other colleagues. All potential employees are subject to a pre-employment drug screen. CHS will conduct random and periodic drug screens of employees. CHS may conduct a drug screen if there is reasonable cause to believe an employee is under the influence of alcohol or drugs.

        At times, colleagues may need to take prescription drugs that could impair their job performance. It is important for them to notify a supervisor if their medication could adversely affect their job performance.

Use of Company Assets

        The assets of the Company are to be used solely for the benefit of CHS. Each employee is responsible for assuring that Company assets are used only for valid purposes. The assets of CHS include, but are not limited to, our physical plants, personnel, equipment, corporate funds, drugs, medical supplies, office supplies, business strategies, financial data, and other information about the Company's business. These assets will not be used to provide personal gain for employees or others. Improper use or removal of Company assets is a violation of the Code of Conduct and possibly a violation of the law.

        Employees may not transfer any of the assets of CHS to other people except in the ordinary course of business. Occasionally, some assets of the Company deemed no longer needed in the business may be sold to employees. Such sales must be properly approved, documented, and signed by appropriate supervisory personnel other than the employee.

Outside Employment

        Management staff and department heads may not be employed by any other competing healthcare entity while employed by CHS.

        During nonworking (personal) times, nonexempt and hourly employees may work for other healthcare entities provided it does not interfere with their job performance with the Company and they are not rendering any service that is normally performed by CHS personnel.

Health, Safety, and the Environment

        CHS is committed to providing a safe and healthy workplace for all colleagues, customers, patients, and visitors. CHS is equally committed to minimizing any negative impact upon the environment. These commitments can be achieved through the awareness and cooperation of all colleagues.

        Each colleague is responsible for abiding by safe operating procedures, guarding his/her own health along with his/her coworkers, utilizing pollution control systems, and following safe and sanitary procedures for the disposition of industrial and hazardous waste materials. Colleagues are encouraged to report to a supervisor, department head, the Facility Compliance Chairperson, the Corporate Compliance Officer, or the Confidential Disclosure Program any condition they perceive to be unsafe, unhealthy, or hazardous to the environment.

Inside Information and Securities Trading

        Inside information, such as acquisition plans, financial data (before it is publicly released), marketing plans, or other business material is nonpublic information. At times, colleagues may become aware of inside information during the normal course of business at CHS, but the use of inside information for personal gain is strictly prohibited and possibly against the law. In addition, disclosing inside information to colleagues, relatives, or friends in an effort to influence their decision to buy, sell, or hold the Company's or any other company's securities or stock options is strictly prohibited. Inside information should only be shared with people inside the Company whose jobs require the information. A detailed "Statement of Company Policy—Securities Trades by Company Personnel" is available for review on the Intranet (Legal Department) Web page.

        Colleagues may not engage in any illegal or improper acts to acquire a competitor's trade secrets, customer lists, information about Company facilities, technical developments, or operations. In addition, a competitor's employees shall not be hired for the purpose of obtaining confidential information. Competitor's personnel, customers, or suppliers must not be urged or coerced to disclose confidential information, nor shall such information be sought from competitor's employees subsequently hired by CHS.

Government or Union Officials

        Employees will not offer any government employee, union official, or their representatives any meals, entertainment, or gifts that would cause the recipient to be in violation of applicable law, regulation, or policy.

THE CODE OF CONDUCT AND OUR CUSTOMERS

Patients

Confidentiality of Patient Information

        When a patient enters a CHS facility, a large amount of personal, medical, and insurance data is collected and used to satisfy varying information needs including the ability to make decisions about a patient's care. CHS considers patient information highly confidential. All CHS facilities have specific policies describing patient confidentiality and release of information rules that conform to federal, state, and local laws governing the release or disclosure of health information.

        CHS colleagues must never disclose or release confidential patient information in a manner that violates the privacy rights of a patient. Patient information may only be discussed or released in accordance with release of information laws that normally require the express written consent of the patient. CHS colleagues should not have access to or use any patient information unless it is necessary to perform his/her job.

        In some circumstances, a patient's written consent for release of information is not required. For example, patient information can be requested from another healthcare institution or physician without the patient's consent in a medical emergency. In this situation, specific documentation rules apply to this type of request including the reason for the request, the name of the requester, and documentation of the request in the medical record. In addition, some federal, state, and local agencies may require hospitals to release information without the patient's written consent under such circumstances as a court order, a search warrant, a subpoena duces tecum, situations of suspected child abuse, various registries, and federal healthcare programs.

Emergency Medical Treatment

        CHS hospitals and affiliates are to comply with the Emergency Medical Treatment and Active Labor Act ("EMTALA") when providing emergency medical care. All persons requesting emergency medical care will receive a medical screening examination. Medical screening will not be delayed to inquire about an individual's ability to pay including obtaining or verifying insurance information or advising the patient or his/her financial responsibility for payment of services rendered if he/she receives treatment.

Patient Rights and Responsibilities

        All patients have a right to considerate, respectful, and appropriate healthcare. Patients have a right to healthcare at all CHS facilities without regard to gender, race, ethnicity, cultural, or religious background or the source of payment for care.

        Upon admission, each patient will receive a written copy of the patients' rights and responsibilities. Patients' rights include, but are not limited to, the right to:

  •
  Know the risks, benefits, and alternatives to proposed treatments or procedures.

  •
  Information about the physicians or other clinicians that will be providing the patient's care or treatment.

  •
  Receive information in easy to understand terms that will allow for an informed consent or refusal of the treatment or procedure.

  •
  Privacy regarding their medical care.

  •
  Participate in the plan of care.

  •
  Formulate advanced directives and to have staff and practitioners comply with those directives.

  •
  Reasonable responses to reasonable requests for service.

  •
  Leave the hospital against the advice of the physician.

  •
  Examine and receive an explanation of the bill for services regardless of the source of payment.

  •
  Select providers of goods and services after discharge.

  •
  Receive a Notice of Privacy Practices.

  •
  Request privacy protection.

  •
  Access protected health information.

  •
  Amend protected health information.

  •
  Request an accounting of disclosures of protected health information.

        All patients' rights also apply to persons who may have legal guardianship or responsibility for the healthcare decisions on behalf of the patient.

        The care of the patient depends, in part, on the patient. Therefore, in addition to having certain rights, patients also have responsibilities. A patient must provide accurate and complete information concerning the present complaint(s), past illnesses or hospitalizations, and any other matters concerning their health. The patient should identify to the caregiver if he/she does not completely understand his/her plan of care and what is expected. A patient is responsible for following the caregiver's instructions. Should any patient refuse treatment or neglect to follow the caregiver's instructions, that patient will be responsible for his/her actions. Every patient is responsible for following all hospital policies and procedures while being considerate of the rights of other patients, hospital personnel, and hospital property.

Physicians

Financial Arrangements

        CHS has established policies regarding the financial relationships between CHS facilities and their physicians, and any other referral sources. All agreements for the payment or receipt of money, goods, services, or anything of value with physicians must be in writing pursuant to the federal law commonly known as Stark II and the safe harbors to the federal Anti-Kickback Statute. All facilities are prohibited from entering side agreement(s) with physicians. Before accepting physician agreements, they must be approved by both the appropriate Group Vice President and the Corporate Legal Department. These approvals must be obtained even if the agreement complies with the Compliance Manual policies. Issuance of payment to physicians under agreements must be supported by all required documentation, e.g., certification of hours of service or submission of executed agreement with request for payment.

Referrals

        CHS will not pay for referrals nor will it accept payment for referrals made to other entities. All payments made to physicians and/or other entities must be pursuant to current written agreements and must be at fair market value for actual services performed. CHS will not consider the value or volume of referrals, or other business generated between parties.

Third Party Payers

Coding and Billing

        All individuals responsible for coding and billing for services will adhere to all official coding and billing guidelines, rules, regulations, statutes, and laws. Please refer to the Coding Compliance Policy in the Compliance Manual for further information. Colleagues of CHS are prohibited from knowingly causing or permitting false or fraudulent claims. Furthermore, all CHS colleagues shall not engage in any intentional deception or misrepresentation intended to influence any entitlement or payment under any federal healthcare benefit program. Claims must only reflect actual services ordered, documented, and performed. Coding of diagnoses and procedures will be in accordance with HCFA recognized coding guidelines, such as the AHA Coding Clinic.

        CHS will utilize auditing and monitoring systems, and procedures to verify the accuracy and validity of coded data and claims regardless of the source of payment.

Cost Reports

        CHS receives reimbursement under government healthcare programs that require certain reports on the costs of operation. The Company will comply with all federal, state, and local laws, rules, and regulations relating to all cost reports. CHS will utilize acceptable practices to determine allowable costs and to claim reimbursement for the costs of services provided to program beneficiaries. Questions regarding the completion and/or settlement of a cost report must be directed to the Corporate Revenue Management Department.

ACCREDITING BODIES AND REGULATORY COMPLIANCE

        CHS seeks accreditation from various agencies and accrediting bodies, and mandates that all standards required by those accrediting bodies are followed. All colleagues should relate with accrediting agencies and bodies in a forthright manner. No action, either directly or indirectly, will be taken to mislead a surveyor or survey team.

        CHS operates in many states where services may be provided only pursuant to federal, state, and local laws, rules, and regulations. These laws and regulations may include, but are not limited to, certificates of need, licenses, permits, certifications, access to treatment, consent to treatment, medical record maintenance, release of information and confidentiality, patient rights, advance directives, medical staff membership and privileges, organ donors, and Medicare and Medicaid regulations.

        CHS facilities and colleagues must comply with all applicable federal, state, and local laws, rules, and regulations. Any colleague who witnesses or suspects any violations of any law or regulation must immediately report said violation or suspected violation to a supervisor, the Facility Compliance Chairperson, the Corporate Compliance Officer, or the Confidential Disclosure Program.

        During a government inspection, CHS colleagues must not destroy, conceal, or alter any documents. Furthermore, CHS colleagues must not lie or make misleading comments to a government inspector. CHS colleagues must not obstruct others from providing accurate information to the government inspector, nor mislead nor delay the communication of information or provision of records relating to an inspector's requests.

        Facilities must notify the Senior Vice President, Quality and Resource Management, in the event of a visit by an inspection or survey team at 615-376-3464. Upon presentation of a law enforcement official, notify the Senior Vice President and General Counsel at 615-377-4491.

FINANCIAL, BUSINESS AND MEDICAL INFORMATION, AND INFORMATION SYSTEMS

Financial Reporting and Records

        As a public company, our integrity and reputation depend upon the accuracy and completeness of our financial statements. All accounts and financial records must be maintained strictly in accordance with the CHS Financial Policies and Procedures Manual, as amended. Colleagues must always keep in mind that each bookkeeping and financial entry will ultimately be incorporated into our consolidated financial statements. Our financial statements are certified by our officers as being true and correct and not misleading and are presented to the public and the federal government. All personnel who make bookkeeping and financial entries, prepare financial reports and statements, and disperse assets (especially cash) have special ethical obligations as you perform your duties. When you sign your annual acknowledgement of the CHS Code of Conduct, you are certifying adherence with the following principles:

        To the best of my knowledge and ability:

1.
I act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.

2.
I provide constituents with information that is accurate, complete, objective, relevant, timely and understandable.

3.
I comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.

4.
I act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing my independent judgment to be subordinated.

5.
I respect the confidentiality of information acquired in the course of my work except when authorized or otherwise legally obligated to disclose. Confidential information acquired in the course of my work is not used for personal advantage.

6.
I share knowledge and maintain skills important and relevant to my constituents' needs.

7.
I proactively promote ethical behavior as a responsible partner among peers in my work environment.

8.
I achieve responsible use of and control over all assets and resources employed or entrusted to me.

Confidential Information

        Confidential information acquired during the course of employment or contract with CHS is not to be discussed with anyone outside the Company and only discussed within the Company on a need to know basis. Except with proper written authorization by the Company or where required by law, colleagues may not use or disclose to others, any trade secrets or confidential technology, proprietary information, customer lists, or any other knowledge gained as a result of his/her employment. Upon termination, a colleague is prohibited from taking, retaining, copying, or directing any other person to take, retain, or copy any papers, data, clients lists, books, records, files, or any other type of documentation or confidential information belonging to the Company without prior written permission.

Electronic Media, Records, and Documents

        Many different types of media are used by the Company to create, store, maintain, and communicate information. Electronic media such as telephones, other communications systems, e-mail, Internet access, and voice mail are provided by CHS to its colleagues for business use. Since these electronic media are the property of CHS, colleagues should assume these communications are not private and may be monitored. Any patient and/or confidential information must not be conveyed by any media sources unless appropriate security measures are in place. Colleagues must not use the Company's electronic media to distribute or transmit any threatening, malicious, false, or obscene materials.

        CHS e-mail and Internet facilities and access shall be used only by authorized users in the performance of their assigned job duties. Responsible, incidental personal use is acceptable, provided that it does not (a) interfere with the colleague's (or another colleague's) performance of job duties, (b) use the resources in a manner that limits or impedes their use of access for legitimate business purposes, or (c) violate this or any other CHS or facility policy.

Retention, and Disposal of Documents and Records

        Legal and regulatory practice requires the retention of certain records for various periods of time particularly in the following areas: health information, patient accounting, tax, personnel, health and safety, environment, contract, and corporate office. In addition, no records or files may be destroyed when there is pending or imminent litigation, government investigation, or an audit; relevant records must not be destroyed until the matter is closed. Destruction of records and/or files to avoid disclosure in a legal proceeding may constitute a criminal offense. Employees should consult the Company's various record retention policies before any records and/or files are destroyed. All medical and business records must be retained in accordance with the laws in the state in which the CHS facility is located.

COMMUNITY SERVICE

        The Company encourages colleagues to participate in community service projects. The service project must not create a conflict of interest with the Company nor reduce the colleague's work performance.

POLITICAL ACTIVITIES AND CONTRIBUTIONS

        CHS supports employee participation in civic affairs and political activities. These affairs and activities must not create a conflict of interest with the Company nor reduce the employee's work performance. Employees must recognize that involvement and participation in political activities is on an individual basis, on their own time, and at their own expense. When employees speak on public issues, they must make it clear to the audience that their comments are their own personal viewpoints.

        No employee is authorized to contribute, directly or indirectly, any assets of the Company, including the work time of any employee, to any political office holder, party or campaign of any candidate for federal, state, or local office without following the appropriate corporate approval process.

THE CORPORATE COMPLIANCE PROGRAM

Program Structure

        The Compliance Program has been developed and adopted in furtherance of the understanding and commitment of the management of CHS that all activities of CHS and its employees and those acting on behalf of CHS shall be conducted in a legal and ethical manner. Although aspects of the Compliance Program focus on various legal areas, the primary focus of the Compliance Program is to ensure that internal policies and controls, training and education, and auditing and monitoring are in place to help prevent and detect fraud, abuse, and waste in government health care programs.

        CHS is committed to the development and implementation of an effective and voluntary compliance program that meets or exceeds the requirements and expectations of government regulators, and industry norms and standards.

        CHS is committed to creating and maintaining an organizational culture that promotes prevention, detection, and resolution of instances of conduct that do not conform to federal, state, or local laws, rules, and regulations; federal health care benefit program requirements; or the CHS Code of Conduct.

        The structure of the Corporate Compliance Program is guided and approved by the CHS Management Compliance Committee. There is also a Corporate Compliance Officer, a Corporate Compliance Work Group, Facility Compliance Committees, and Facility Compliance Chairpersons. Additional elements of the ongoing Compliance Program include:

  •
  Maintenance of the written CHS Code of Conduct and Compliance Manual.

  •
  Publication and distribution of the Code of Conduct Handbook.

  •
  Analysis of standard auditing and monitoring functions.

  •
  Generation of reports describing the findings of standard audits.

  •
  Use of standard audit results to determine targets for improvement and education.

  •
  Preparation and implementation of system-wide policies, procedures, and tools to comply with federal, state and local laws, statutes, and regulations (e.g., HIPAA, PPS).

  •
  Performance of new hospital acquisition compliance assessments.

  •
  Continuation of the compliance training and education program.

  •
  Enhancement of the Confidential Disclosure Program and Hotline.

  •
  Investigation of reports received through the Confidential Disclosure Program and Hotline.

  •
  Assessment of CHS facilities and of the Compliance Program.

  •
  Periodic reports to the CHS Board of Directors Audit and Compliance Committee (Board Compliance Committee).

        The Corporate Compliance Officer for the CHS Compliance Program is Andrea Bosshart, Assistant Vice President, Operations.

Reporting Questions or Concerns

        Questions or concerns about potential compliance violations may be addressed to any of the following:

  •
  Your supervisor or department head.

  •
  Any supervisor or department head.

  •
  The Facility Compliance Chairperson.

  •
  The Corporate Compliance Officer at 1-615-377-4500.

  •
  The Confidential Disclosure Program Hotline at 1-800-495-9510.

        If a colleague feels the question or concern is not resolved appropriately, the colleague should report the matter immediately to the Corporate Compliance Officer or the Confidential Disclosure Program.

Reporting Violations

        Violations and unresolved suspected violations of any laws, rules, regulations, and/or the Code of Conduct must be reported to the Corporate Compliance Officer or the Confidential Disclosure Program.

        Failure to report a known violation of the law, Code of Conduct, or any Compliance Policy could subject an individual to disciplinary action. Any colleague who attempts to divert or discourage reporting shall be subjected to severe discipline, up to and including discharge.

Confidential Disclosure Program

        CHS has established a Confidential Disclosure Program for all colleagues and other individuals of all subsidiaries and affiliates of CHS to report known or suspected conduct or activities by any person engaged in the performance of duties for the Company that violates the Code of Conduct, any Compliance Manual Policy, or any federal, state, or local laws, rules, and regulations. This program may also be used for individuals who are uncertain whether an action violates the Code and would like to communicate with the Company on a confidential basis.

        An individual reporting known or suspected improper conduct is not required to identify himself/herself. Anonymous calls and communications will be investigated and acted upon in the same manner as calls where the caller or writer reveals his/her identity. No effort will be made to determine the identity of an individual making an anonymous report unless the individual admits to engaging in improper conduct. Individuals are encouraged to describe the conduct or incident in sufficient detail to enable the Company to investigate the matter.

Grievance Resolution

        If an individual is concerned about a personnel action, he/she has the right to file a grievance at the CHS entity where he/she is employed. The facility Human Resources Department can provide a grievance resolution form and assistance in preparing and presenting a grievance. Information regarding employee grievances are held in strict confidence. Refer to an Employee Handbook or to the Human Resources Department for more information.

Confidential Disclosure Program Hotline: 1-800-495-9510
Address:	Corporate Compliance Officer Community Health Systems, Inc. P.O. Box 217 Brentwood, TN 37024-0217

        There will be no retribution or retaliation against any person for reporting suspected violations of the Code, law, or policy. Any supervisor who takes retaliatory action against a colleague for reporting a compliance concern will be subject to severe discipline, up to and including discharge.

Investigation of Violations

        Prompt, appropriate, confidential investigations into all Program calls, letters, and other forms of communication, both direct and indirect, including reports of site visits conducted by Work Group members and their staffs will be made. The Corporate Compliance Officer will coordinate any findings from the investigations and recommend corrective and/or disciplinary actions.

Corrective Action

        Once a reported violation is substantiated through the investigation process, CHS will initiate corrective action. When appropriate, CHS will return any overpayment amounts, notifying the correct governmental agency of the overpayment situation. Corrective action will be taken promptly to prevent similar occurrences at any CHS facility or affiliate.

Discipline

        Common sense, good business judgment, and ethical behavior are expected from each CHS employee. Violations of the Code of Conduct or Company policies will be subject to the Company's normal disciplinary procedures. CHS endorses a progressive approach to employee discipline, although occasionally the conduct or infraction may be of such a serious nature that it mandates an exception to the progressive discipline approach. Such cases may require immediate action, including termination. In general, the following approach to discipline is followed:

  •
  Verbal warning.

  •
  Written warning.

  •
  Suspension.

  •
  Termination.

ACKNOWLEDGMENT

        The Code of Conduct is a mandatory policy of the Company. All colleagues will sign a form indicating they have received a copy of the Code, have read it, and understand it. In addition, all colleagues will reaffirm these actions on an annual basis.

        Compliance with the Code of Conduct and other policies will be considered in annual employee evaluations and in decisions regarding promotion and compensation for all CHS employees.

        The Code of Conduct is a unilateral statement of policy by CHS. Nothing in this Code is intended to create enforceable employee contract rights.

APPROVAL AND ADOPTION

        As approved by the Audit and Compliance Committee and adopted by the Board of Directors on December 10, 2002.

Annex C

COMMUNITY HEALTH SYSTEMS, INC.
AMENDED AND RESTATED CHARTER
OF THE
AUDIT AND COMPLIANCE COMMITTEE

        The Board of Directors of Community Health Systems, Inc. (the "Company") has established an Audit and Compliance Committee (the "Committee") with general responsibility and specific duties as described below.

COMPOSITION

        The Committee shall be comprised of not less than three Directors who shall meet the requirements of applicable statutes and the New York Stock Exchange as may be in effect from time to time. Committee membership shall be approved by the Board of Directors.

RESPONSIBILITY

        The Committee's responsibility is to provide advice and counsel to Management regarding, and to assist the Board of Directors in its oversight of (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the Independent Accountant's qualifications and independence, and (4) the performance of the Company's internal audit function and Independent Accountant. The Committee is empowered, without seeking Board approval, to retain persons having special competence, including outside legal, accounting and other advisors, as necessary to assist the Committee in fulfilling its responsibility. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of Management and the Independent Accountant. The Independent Accountant is ultimately accountable to the Committee.

ATTENDANCE

        Members of the Committee should endeavor to be present, in person or by telephone, at all meetings; however, two Committee members shall constitute a quorum. As necessary, the Chairperson may request members of Management, the Director of Internal Audit, and representatives of the Independent Accountant to be present at meetings.

MINUTES OF MEETINGS

        Minutes of each meeting shall be prepared and sent to Committee members and presented to Company Directors who are not members of the Committee at the next regularly scheduled meeting of the Board of Directors.

SPECIFIC DUTIES

1.
Appoint the Independent Accountant (subject to ratification by the stockholders), evaluate the Independent Accountant, approve all audit engagement fees and terms, as well as all non-audit engagements with the Independent Accountant, and review and approve any discharge of the

  Independent Accountant. The Committee may delegate to one or more Committee members the authority to pre-approve such non-audit services between regularly scheduled meetings provided that such approvals are reported to the full Committee at the next Committee meeting.

2.
At least annually, obtain and review a report by the Independent Accountant describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (to assess the Independent Accountant's independence) all relationships between the Independent Accountant and the Company.

3.
Discuss with the Independent Accountant the quality of the Company's financial accounting personnel, and any relevant recommendations that the Independent Accountant may have.

4.
Set clear hiring policies for employees or former employees of the Independent Accountant.

5.
Become familiar with the accounting and reporting principles and practices applied by the Company in preparing its financial statements.

6.
Review, prior to the annual audit, the scope and general extent of the Independent Accountant's audit examinations.

7.
Review with the Independent Accountant any audit problems or difficulties and management's responses and resolve any disputes between management and the Independent Accountant regarding financial reporting.

8.
Meet separately, periodically, with the Chief Financial Officer, the Controller, the Director of the Internal Audit, the Corporate Compliance Officer and with the Independent Accountant.

9.
Review with the Chief Financial Officer, the Controller, the Corporate Compliance Officer, the Independent Accountant, and the Director of Internal Audit, the Company's policies and procedures, as appropriate, to reasonably assess the adequacy of internal accounting and financial reporting controls and compliance practices and procedures.

10.
Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit.

11.
Review with the Chief Financial Officer, the Controller, the Corporate Compliance Officer, and the Director of the Internal Audit the adequacy and the scope of the annual internal audit plan, and any significant audit findings.

12.
Review with the Chief Financial Officer, the Controller, the Corporate Compliance Officer, the Director of the Internal Audit and the Independent Accountant, annual audited financial statements and quarterly financial statements, including the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operation" prior to their release to the public. Discuss with the Independent Accountant the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the year-end audit.

13.
Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies prior to their public release.

14.
Advise the Board with respect to the policies and procedures of the Corporate Compliance Program and any material reports or inquiries received from regulators or governmental agencies.

15.
Review with the Corporate Compliance Officer all Board of Director reports made pursuant to the Corporate Compliance Agreement and the Corporate Compliance Program.

16.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

17.
Establish procedures for the confidential anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

18.
Discuss policies with respect to risk assessment and risk management.

19.
Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

20.
Obtain and review a report from the Independent Accountant regarding (1) all critical accounting policies and practices to be used, (2) all alternative treatments of financial information within GAAP that have been discussed with management and the ramifications of the use of such alternative disclosures and treatments, (3) the treatment preferred by the Independent Accountant, and (4) other written communications such as any management letters or schedule of unadjusted differences.

21.
Obtain and review reports from Management assessing the effectiveness of the Company's internal control structure and procedures for financial reportings, including (1) all significant deficiencies or material weaknesses in the design or operation of internal controls, (2) any fraud, whether or not material, that involves Management or other employees having a significant role in the internal controls, and (3) all significant changes to internal controls, including corrective actions, since the last report to the Committee.

22.
Review the Committee's Charter annually, and update as appropriate.

23.
Perform an annual evaluation of the Committee.

24.
Report regularly to the Board of Directors with such recommendations as the Committee may deem appropriate.

25.
Perform such other functions as may be required by law, the Company's Restated Certificate of Incorporation or By-Laws, or the Board.

APPROVAL AND ADOPTION

        As adopted by the Audit and Compliance Committee and approved by the Board of Directors on December 10, 2002.

Annex D

COMPENSATION COMMITTEE CHARTER

        The Board of Directors of Community Health Systems, Inc. (the "Company") has established a Compensation Committee (the "Committee") with general responsibility and specific duties as described below:

COMPOSITION

        The Committee shall be comprised solely of independent directors according to independence standards established by the Nominating and Corporate Governance Committee consistent with applicable statutes, regulations, and New York Stock Exchange Listing Standards as may be in effect from time to time. Committee members shall be elected by the Board at its annual meeting and shall serve until their successors are duly elected and qualified. The Committee's chairperson shall be designated by the full Board, or if the Board does not do so, by vote of a majority of the full Committee. The Committee may form and delegate authority to subcommittees where appropriate.

RESPONSIBILITY

        The primary purpose of the Committee shall be to (i) assist the Board in discharging its responsibilities relating to compensation of the Company's executives; (ii) approve awards and grants of equity-based compensation arrangements to directors, employees, and others pursuant to the Community Health Systems 2000 Stock Option and Award Plan; (iii) assist the Board by making recommendations regarding compensation programs for directors; and (iv) produce an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations.

ATTENDENCE

        Members of the Committee should endeavor to be present, in person or by telephone, at all meetings; however, two Committee members shall constitute a quorum.

MINUTES OF MEETINGS

        Minutes of each meeting shall be prepared and sent to Committee members and presented to Company Directors who are not members of the Committee.

SPECIFIC DUTIES

        The Committee shall:

1.
In consultation with management, establish the Company's general policies relating to employee compensation, and oversee the development and implementation of compensation programs.
2.
Review and make recommendations to the Board with respect to the adoption, amendment and termination of the Company's management incentive-compensation and equity-compensation plans, oversee their administration and discharge any duties imposed on the Committee by any of those plans.
3.
Evaluate the qualifications and performance of incumbent directors and determine whether to recommend them for re-election to the Board.
4.
Establish and periodically reevaluate criteria for Board membership and selection of new directors including independence standards; and determine as necessary the portfolio of skills, experience, perspective and background required for the effective functioning of the Board considering the Company's strategy, and its regulatory, geographic and market environments.
5.
Monitor non-Board services provided by directors to the Company and its subsidiaries.

D-1

6.
Recommend to the Board removal of a director where appropriate.
7.
Initiate and oversee a periodic evaluation of (a) the quality, sufficiency and currency of information furnished by management to the directors in connection with Board and Committee meetings and other activities of the directors, (b) the Board's effectiveness, (c) the composition, organization (including its Committee structure, membership and leadership) and practices of the Board, (d) tenure and other policies related to the directors' service on the board, and (e) corporate governance matters generally; and recommend action to the Board where appropriate.
8.
Develop, periodically review, and recommend to the Board a set of corporate governance principles to the Company.
9.
Monitor the orientation and training needs of directors and recommend action to the Board, individual directors, and management where appropriate.
10.
Review and approve corporate goals and objectives relevant to the Chief Executive Officer's ("CEO") compensation, evaluate the CEO's performance in light of those goals and objectives, set the CEO's compensation level based on this evaluation, and provide to the Board's Independent Directors the results of such evaluation for the purpose of an Annual Performance Review of the CEO.
11.
Assess the competitiveness and appropriateness of, determine, and authorize, the salaries, variable compensation, long term incentive plan awards, terms of employment, retirement or severance, benefits, and perquisites of the Executive Officers of the Company, subject to the limitations set forth in the applicable plans pursuant to which such compensation or awards are to be granted or determined.
12.
Authorize the granting of variable compensation and equity awards to other employees and delegate to the CEO, to the extent the Committee deems appropriate, the authority to allocate such awards among employees other than the Executive Officers, subject to the limitations set forth in the applicable plans pursuant to which such compensation or awards are to be granted.
13.
Review management's long-range planning for executive development and succession, and develop a CEO succession plan.
14.
Prepare the Committee's annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations, and review and approve, prior to publication, the Compensation sections of the proxy statement.
15.
Review periodically Executive Officer transactions in the Company's stock and approve such transactions to the extent required by applicable rules for their exemption from short-swing profit liability under Section 16(b) of the Securities and Exchange Act of 1934.
16.
Perform other review functions relating to management compensation and Human Resources policies as the Committee deems appropriate.
17.
Conduct an evaluation of the Committee's performance and charter at least annually, and recommend to the Board such Committee Charter changes as the Committee deems appropriate.
18.
Regularly report to the Board regarding the Committee's activities.

APPOINTMENT OF ADVISORS

        The Committee shall have the sole authority to retain, and approve the fees and other retention terms of, executive compensation, legal and other advisors, as it deems necessary for the fulfillment of its responsibilities.

APPROVAL AND ADOPTION

        As adopted by the Compensation Committee on December 9, 2002, and approved by the Board of Directors on December 10, 2002.

D-2

Annex E

COMMUNITY HEALTH SYSTEMS, INC.
FINANCE COMMITTEE CHARTER

        The Board of Directors of Community Health Systems, Inc. (the "Company") has established a Finance Committee (the "Committee") with general responsibility and specific duties as described below.

COMPOSITION

        The Committee shall be comprised of not less than three Directors. Committee membership shall be approved by the Board of Directors.

RESPONSIBILITY

        The Committee's responsibility is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the Company's financing activities and financial condition.

ATTENDANCE

        Members of the Committee should endeavor to be present, in person or by telephone, at all meetings; however, two Committee members shall constitute a quorum.

MINUTES OF MEETINGS

        Minutes of each meeting shall be prepared and sent to Committee members and presented to Company Directors who are not members of the Committee at the next regularly scheduled meeting of the Board of Directors.

SPECIFIC DUTIES

1.
Approve non-budgeted expenditures in excess of $2 million per item but less than $200 million per annum and review and make recommendations to the Board regarding non-budgeted expenditures in excess of $200 million, it being acknowledged that management shall have the right to approve non-budgeted expenditures up to $2 million per item, individually, and $6 million, in the aggregate, in each fiscal year. Notwithstanding the foregoing, the Audit and Compliance Committee shall approve any services to be performed by the Company's independent accountants.
2.
Approve all acquisitions of hospitals with a purchase price (including net working capital) less than $200 million and review and make recommendations to the Board regarding hospital acquisitions with a purchase price in excess of $200 million.
3.
Approve dispositions of assets in excess of $1 million but less than $100 million and review and make recommendations to the Board regarding non-budgeted expenditures in excess of $100 million. Approve sales of hospital equity interests to physicians.
4.
Approve the final terms of capital structure matters (i.e., credit agreements and other financings that do not involve the issuance of capital stock of the Company) that have been reviewed and approved in conceptual form by the Board.
5.
Review and make recommendations to the Board of Directors regarding the yearly operating and capital budgets.
6.
Review the Committee's Charter annually, and update as appropriate.
7.
Perform an annual evaluation of the Committee.

APPROVAL AND ADOPTION

        As adopted by the Board of Directors on December 10, 2002.

E-1

Annex F

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

        The Board of Directors of Community Health Systems, Inc. (the "Company") has established a Governance and Nominating Committee (the "Committee") with general responsibility and specific duties as described below.

COMPOSITION

        The Committee shall be comprised of not less than three (3) directors, the majority of whom shall be independent directors according to independence standards established by the Governance and Nominating Committee and adopted by the Board of Directors consistent with applicable statutes, regulations, and New York Stock Exchange Listing Standards as may be in effect from time to time. Committee members shall be elected by the Board at its annual meeting and shall serve until their successors are duly elected and qualified. The Committee's chairperson shall be designated by the full Board, or if the Board does not do so, by vote of a majority of the full Committee. The Committee may form and delegate authority to subcommittees where appropriate.

RESPONSIBILITY

        The primary purpose of the Committee shall be to (i) recommend to the Board a set of corporate governance principles applicable to the Company; (ii) review at least annually the Company's corporate governance principles and make any recommended changes, additions or modifications; and (iii) identify individuals qualified to become Board members and to select, or recommend that the Board select, the director nominees for the next annual meeting of stockholders, subject to the contractual right of the Forstmann-Little Partnerships to elect two directors until they no longer own any shares of the Company's common stock.

ATTENDANCE

        Members of the Committee should endeavor to be present, in person or by telephone, at all meetings; however, two Committee members shall constitute a quorum.

MINUTES OF MEETINGS

        Minutes of each meeting shall be prepared and sent to Committee members and presented to Company Directors who are not members of the Committee at the next regularly scheduled Board meeting.

SPECIFIC DUTIES

        The Committee shall:

  1.
  Recommend to the Board nominees for election as directors, subject to the contractual right of the Forstmann-Little Partnerships to elect two directors until they no longer own any shares of the Company's common stock.

  2.
  Search for, recruit, screen, interview and select candidates for new directors as necessary to fill vacancies or the additional needs of the Board, and consider management's and stockholder's recommendations for director candidates.

  3.
  Evaluate the qualifications and performance of incumbent directors and determine whether to recommend them for re-election to the Board.

F-1

  4.
  Establish and periodically reevaluate criteria for Board membership and selection of new directors including independence standards; and determine as necessary the portfolio of skills, experience, perspective and background required for the effective functioning of the Board considering the Company's strategy, and its regulatory, geographic and market environments.

  5.
  Monitor non-Board services provided by directors to the Company and its subsidiaries.

  6.
  Recommend to the Board removal of a director where appropriate.

  7.
  Initiate and oversee a periodic evaluation of (a) the quality, sufficiency and currency of information furnished by management to the directors in connection with Board and Committee meetings and other activities of the directors, (b) the Board's effectiveness, (c) the composition, organization (including its Committee structure, membership and leadership) and practices of the Board, (d) tenure and other policies related to the directors' service on the board, and (e) corporate governance matters generally; and recommend action to the Board where appropriate.

  8.
  Develop, periodically review, and recommend to the Board a set of corporate governance principles to the Company.

  9.
  Monitor the orientation and training needs of directors and recommend action to the Board, individual directors, and management where appropriate.

  10.
  Subject to Delaware Corporation Law, review and approve the Company's policies on and responses to important stockholder issues and proposals, and recommend to the Board the placement of stockholder proposals, and the Board's response thereto, in the proxy statement.

  11.
  Subject to Delaware Corporation Law, review and approve, prior to publication, the Company's proxy statement and form of proxy; subject to concurrent review by the Compensation Committee and the Audit and Compliance Committee, as applicable.

  12.
  Review and approve, prior to publication and filing, the non-financial portions of the annual report to stockholders and the Annual Report on Form 10-K.

  13.
  Review and approve, prior to acceptance, the service of any officer identified on the annual proxy statement's compensation table on any other public company board of directors.

  14.
  Perform other functions within the scope of the foregoing, which the Committee deems appropriate to undertake from time to time.

  15.
  Conduct an evaluation of the Committee's performance and charter at least annually, and recommend to the Board such Committee Charter changes as the Committee deems appropriate.

  16.
  Report regularly to the Board regarding the Committee's activities.

APPOINTMENT OF ADVISORS

        The Committee shall have the sole authority to retain, and approve the fees and other retention terms of, director search, legal and other advisors, as it deems necessary for the fulfillment of its responsibilities.

APPROVAL AND ADOPTION

        Reviewed and approved by the Governance and Nominating Committee on January 28, 2003 and adopted by the Board of Directors on February 25, 2003.

F-2

Annex G

Community Health Systems, Inc.
2000 STOCK OPTION AND AWARD PLAN
(As Amended and Restated February 25, 2003)

        1.    Purpose.

        The purpose of this Plan is to strengthen Community Health Systems, Inc., a Delaware corporation (the "Company"), and its Subsidiaries by providing an incentive to its and their employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's and its Subsidiaries' business enterprises. It is intended that this purpose be achieved by extending to employees (including future employees who have received a formal written offer of employment), officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Performance Units, Performance Shares, Share Awards, Phantom Stock and Restricted Stock (as each term is herein defined).

        2.    Definitions.

        For purposes of the Plan:

        2.1 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

        2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

        2.3 "Award" means a grant of Restricted Stock, Phantom Stock, a Stock Appreciation Right, a Performance Award, a Share Award or any or all of them.

        2.4 "Board" means the Board of Directors of the Company.

        2.5 "Cause" means, except as otherwise set forth herein,

          (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Cause", the term "Cause" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

          (b) in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses); provided, however, that following a Change in Control clause (i) of this Section 2.5(b) shall not constitute "Cause."

        2.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

        2.7 A "Change in Control" shall mean the occurrence of any of the following:

          (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), other than Forstmann Little & Co. Equity Partnership—V, L.P. and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership—VI, L.P. or any of their affiliates (collectively, the "FL Partnerships"), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred pursuant to this Section 2.7(a), Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a "Related Entity"), (ii) the Company or any Related Entity, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

          (b) The individuals who, as of May 22, 2003, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board or, following a Merger (as hereinafter defined) which results in a Parent Corporation (as hereinafter defined), the board of directors of the ultimate Parent Corporation; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (c) The consummation of:

    (i)
    A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger where:

    (A)
    the stockholders of the Company immediately before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the "Surviving Corporation"), if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person (a "Parent Corporation"), or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; and

    (B)
    the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

    (ii)
    A complete liquidation or dissolution of the Company; or

    (iii)
    The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

        Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

        If an Eligible Individual's employment is terminated by the Company without Cause prior to the date of a Change in Control but the Eligible Individual reasonably demonstrates that the termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a change in control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan provided a Change in Control shall actually have occurred.

        2.8 "Code" means the Internal Revenue Code of 1986, as amended.

        2.9 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

        2.10 "Company" means Community Health Systems, Inc.

        2.11 "Director" means a director of the Company.

        2.12 "Disability" means:

          (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect;

          (b) in the case of an Optionee or Grantee to whom Section 2.12(a) does not apply and who participates in the Company's long-term disability plan, if any, the term "Disability" as used in such plan; or

          (c) in all other cases, a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

        2.13 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

        2.14 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

        2.15 "Eligible Individual" means any of the following individuals who is designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein: (a) any director, officer or employee of the Company or a Subsidiary, (b) any individual to whom the Company or a Subsidiary has extended a formal, written offer of employment, or (c) any consultant or advisor of the Company or a Subsidiary.

        2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.17 "Fair Market Value" on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the closing sales prices of the Shares as reported by The Nasdaq Stock Market at the close of the primary trading session on such dates and, in either case, if the Shares were not traded on such date, on the next preceding day on which the Shares were traded. In the event that Fair Market Value cannot be determined in a manner described above, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

        2.18 "Formula Option" means a Nonqualified Stock Option granted pursuant to Section 6.

        2.19 "Grantee" means a person to whom an Award has been granted under the Plan.

        2.20 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

        2.21 "Non-employee Director" means a director of the Company who is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act; provided, however, that for purposes of Section 6 hereof, the term "Non-employee Director" means a Director who is neither an employee of the Company nor a general partner of the FL Partnerships.

        2.22 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

        2.23 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Formula Option, or any or all of them.

        2.24 "Optionee" means a person to whom an Option has been granted under the Plan.

        2.25 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

        2.26 "Parent" means any corporation which is a parent corporation within the meaning of Section 424(e) of the Code with respect to the Company.

        2.27 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

        2.28 "Performance-Based Compensation" means any Option or Award that is intended to constitute "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

        2.29 "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

        2.30 "Performance Objectives" has the meaning set forth in Section 9.

        2.31 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 9.

        2.32 "Performance Units" means performance units granted to an Eligible Individual under Section 9.

        2.33 "Phantom Stock" means a right granted to an Eligible Individual under Section 10 representing a number of hypothetical Shares.

        2.34 "Plan" means Community Health Systems, Inc. 2000 Stock Option and Award Plan, as amended and restated from time to time.

        2.35 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 8.

        2.36 "Share Award" means an Award of Shares granted pursuant to Section 10.

        2.37 "Shares" means shares of the Class A Common Stock of the Company, par value $.01 per share, and any other securities into which such shares are changed or for which such shares are exchanged.

        2.38 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 7 hereof.

        2.39 "Subsidiary" means (i) except as provided in subsection (ii) below, any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Code with respect to the Company, and (iii) in relation to the eligibility to receive Options or Awards other than Incentive Stock Options and continued employment for purposes of Options and Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns 50% or more of the outstanding equity or other ownership interests.

        2.40 "Successor Corporation" means a corporation, or a Parent or Subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

        2.41 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary.

        3.    Administration.

        3.1  The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. If the Committee consists of more than one (1) member, a quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least one (1) Director and may consist of the entire Board; provided, however, that (A) with respect to any Option or Award granted to an Eligible Individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two (2) Directors each of whom shall be a Non-employee Director and (B) to the extent necessary for any Option or Award intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist of at least two (2) Directors, each of whom shall be an Outside Director. For purposes of the preceding sentence, if any member of the Committee is neither a Non-employee Director nor an Outside

Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. Subject to applicable law, the Committee may delegate its authority under the Plan to any other person or persons.

        3.2  No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

        3.3  Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

          (a)  determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted, prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Share, the vesting schedule and the duration of each Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

          (b)  select those Eligible Individuals to whom Awards shall be granted under the Plan, determine the number of Shares in respect of which each Award is granted, the terms and conditions (which need not be identical) of each such Award, and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

          (c)  construe and interpret the Plan and the Options and Awards granted hereunder, establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan comply with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

          (d)  determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

          (e)  exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

          (f)    generally, exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

        3.4  The Committee may delegate to one or more officers of the Company the authority to grant Options or Awards to Eligible Individuals (other than to himself or herself) and/or determine the number of Shares subject to each Option or Award (by resolution that specifies the total number of Shares subject to the Options or Awards that may be awarded by the officer and the terms of any such Options or Awards, including the exercise price), provided that such delegation is made in accordance with the Delaware General Corporation Law and with respect to Options and Awards that are not intended to qualify as Performance-Based Compensation.

        4.    Stock Subject to the Plan; Grant Limitations.

        4.1  The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 12,562,791; provided, however, that (i) in any calendar year, (a) no Eligible Individual may be granted Options or Awards in the aggregate in respect of more than 1,000,000 Shares, and (b) the dollar amount of cash or Fair Market Value of Shares that any Eligible Individual may receive in respect of Performance Units denominated in dollars may not exceed $250,000, (ii) in no event shall the aggregate number of shares of Restricted Stock granted under the Plan exceed 2,000,000, and (iii) in no event shall more than an aggregate of 30,000 Shares be issued upon the exercise of Incentive Stock Options granted under the Plan. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

        4.2  Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

          (a)  In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated; provided, however, that if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of Shares available under Section 4.1 shall be increased by the number of Shares so tendered.

          (b)  In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

        4.3  Whenever any outstanding Option or Award or portion thereof expires, is canceled, is settled in cash (including the settlement of tax withholding obligations using Shares) or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled, settled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

        5.    Option Grants for Eligible Individuals.

        5.1    Authority of Committee.    Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement. Incentive Stock Options may be granted only to Eligible Individuals who are employees of the Company or any Subsidiary.

        5.2    Exercise Price.    The purchase price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the exercise price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

        5.3    Maximum Duration.    Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, however, that unless the Committee provides otherwise, an Option (other than an Incentive Stock Option) may, upon the death of the Optionee prior to the expiration of the Option, be exercised for up to one (1) year following the date of the Optionee's death even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

        5.4    Vesting.    Subject to Section 5.10, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

        5.5    Deferred Delivery of Option Shares.    The Committee may, in its discretion, permit Optionees to elect to defer the issuance of Shares upon the exercise of one or more Nonqualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter and shall be set forth in the Agreement evidencing the Option.

        5.6    Limitations on Incentive Stock Options.    To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.6) are exercisable by an Optionee for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

        5.7    Non-Transferability.    No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option), at the time of grant or thereafter, that the Option may be transferred to members of the Optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners, and for purposes of this Plan, a transferee of an Option shall be deemed to be the Optionee. For this purpose, immediate family means the Optionee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

        5.8    Method of Exercise.    The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted; provided, however, that Options may not be exercised by an Optionee following a hardship distribution to the Optionee to the extent such exercise is prohibited under the Community Health Systems, Inc. 401(k) Plan or Treasury Regulation § 1.401(k)-1(d)(2)(iv)(B)(4). The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid in either of the following forms (or any combination thereof): (a) cash or (b) the transfer, either actually or by attestation, to the Company of Shares that have been held by the Optionee for at least six (6) months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee or (c) a combination of cash and the transfer of Shares; provided, however, that the Committee may determine that the exercise price shall be paid only in cash. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company as payment of the exercise price under an Option shall be valued at their Fair Market Value on the day of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

        5.9    Rights of Optionees.    No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares (whether or not certificated) to the Optionee, a securities broker acting on behalf of the Optionee or other nominee of the Optionee, and (c) the Optionee's name, or the name of his or her broker or other nominee, shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

        5.10    Effect of Change in Control.    In the event an Optionee's employment with the Company and its Subsidiaries is terminated by the Company without Cause following a Change in Control, or in the case of a Director who is not an employee of the Company or any Subsidiary, his service as a Director of the Company ceases following a Change in Control, each Option held by the Optionee as of the date of termination of the Optionee's employment or service shall become immediately and fully exercisable and shall, notwithstanding any shorter period set forth in the Agreement evidencing the Option, remain exercisable for a period ending not before the earlier of (x) the six (6) month anniversary of the termination of the Optionee's employment or service or (y) the expiration of the stated term of the Option. In addition, the Agreement evidencing the grant of an Option may provide for any other treatment of the Option in the event of a Change in Control.

        6.    Option Grants for Non-employee Directors.

        6.1    Grant.    Formula Options shall be granted to Non-employee Directors as follows:

          (a)    Initial Grant.    Each Non-employee Director shall, upon becoming a Director, be granted a Formula Option in respect of 10,000 Shares.

          (b)    Annual Grant.    Each Non-employee Director shall be granted a Formula Option in respect of 5,000 Shares on the first business day after January 1st of each calendar year that the Plan is in effect provided that the Non-employee Director is a Director on such date; provided further, however, that, if the Initial Grant to a Non-employee Director is made after June 30th of any calendar year, the first Annual Grant to be made to the Non-employee Director shall be made on the first business day after January 1st of the second calendar year following the year in which the Initial Grant was made provided that the Non-employee Director is a Director on such date.

All Formula Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Committee; provided, however, that such terms shall not vary the price, amount or timing of Formula Options provided under this Section 6, including provisions dealing with vesting, forfeiture and termination of such Formula Options.

        6.2    Purchase Price.    The purchase price for Shares under each Formula Option granted pursuant to Section 6.1(a) or 6.1(b) shall be equal to 100% of the Fair Market Value of such Shares on the date the Formula Option is granted.

        6.3    Vesting and Exercisability.    Subject to Sections 6.4 and 6.5, each Formula Option shall become fully vested with respect to 50% of the Shares subject thereto on each of the first and second anniversaries of the date of grant; provided, however, that the Optionee continues to serve as a Director as of such date; provided further, however, that if a Director dies prior to such date and while a Director, the Formula Option shall become fully vested and exercisable with respect to 100% of the Shares on that date. If an Optionee ceases to serve as a Director for any reason, the Optionee shall have no rights with respect to any Formula Option which has not then vested pursuant to the preceding sentence, and the Optionee shall automatically forfeit any Formula Option which remains unvested.

        6.4    Duration.    Each Formula Option shall terminate on the date which is the tenth anniversary of the date of grant (or if later, the first anniversary of the date of the Director's death if such death occurs prior to such tenth anniversary), unless terminated earlier as follows:

          (a)    Other than Disability, Death or Cause.    Except as provided in Section 6.5 below, if an Optionee's service as a Director terminates for any reason other than Disability, death or Cause, the Optionee may, for a period of six (6) months after the termination of the Optionee's service, but in no event after the expiration of the stated term of the Formula Option, exercise his or her Formula Option to the extent, and only to the extent, that such Formula Option or portion thereof was vested as of the date the Optionee's service as a Director terminated, after which time the Formula Option shall automatically terminate in full.

          (b)    Disability.    If an Optionee's service as a Director terminates by reason of the Optionee's resignation or removal from the Board due to Disability, the Optionee may, for a period of one (1) year after the termination of the Optionee's service, but in no event after the expiration of the stated term of the Formula Option, exercise his or her Formula Option to the extent, and only to the extent, that such Formula Option or portion thereof was vested as of the date the Optionee's service as a Director terminated, after which time the Formula Option shall automatically terminate in full. For this purpose, "Disability" shall mean "long-term disability" as determined under the rules and procedures that apply under the Company's long-term disability plan as then in effect.

          (c)    Cause.    If an Optionee's service as a Director terminates for Cause, any unexercised portion of the Formula Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised. For this purpose, "Cause" means any act of (1) fraud or intentional misrepresentation, or (2) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect majority-owned subsidiary of the Company.

          (d)    Death.    If an Optionee dies while a Director or within the exercise period described in clause (a) or (b) of this Section 6.4 or referred to in Section 6.5 hereof, the Formula Option granted to the Optionee may be exercised at any time within one (1) year after the Optionee's death, but in no event after the expiration of the stated term of the Formula Option, by the person or persons to whom such rights under the Formula Option shall pass by will, or by the laws of descent or distribution, to the extent, and only to the extent, that such Formula Option or portion thereof was vested as of the date of the Optionee's death or earlier termination (as applicable), after which time the Formula Option shall automatically terminate in full.

        6.5.    Effect of Change in Control.    The provisions in Section 5.10 shall apply to any Formula Options granted pursuant to this Section 6.

        7.    Stock Appreciation Rights.

        The Committee may in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Option.

        7.1    Time of Grant.    A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option, or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option.

        7.2    Stock Appreciation Right Related to an Option.

          (a)    Exercise.    A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the exercise price specified in the related Incentive Stock Option Agreement.

          (b)    Amount Payable.    Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the per Share exercise price under the related Option, by (ii) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

          (c)    Treatment of Related Options and Stock Appreciation Rights Upon Exercise.    Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

          7.3    Stock Appreciation Right Unrelated to an Option.    The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 7.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years; provided, however, that the Committee may provide that a Stock Appreciation Right may, upon the death of the Grantee, be exercised for up to one (1) year following the date of the Grantee's death even if such period extends beyond ten (10) years from the date the Stock Appreciation Right is granted. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (b) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

          7.4    Non-Transferability.    No Stock Appreciation Right shall be transferable by the Grantee otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and such Stock Appreciation Right shall be exercisable during the lifetime of such Grantee only by the Grantee or his or her guardian or legal representative. The terms of such Stock Appreciation Right shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee.

          7.5    Method of Exercise.    Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

          7.6    Form of Payment.    Payment of the amount determined under Sections 7.2(b) or 7.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

          7.7    Effect of Change in Control.    In the event a Grantee's employment with the Company is terminated by the Company without Cause following a Change in Control, each Stock Appreciation Right held by the Grantee shall become immediately and fully exercisable and shall, notwithstanding any shorter period set forth in the Agreement evidencing the Stock Appreciation Right, remain exercisable for a period ending not before the earlier of the six (6) month anniversary of (x) the termination of the Grantee's employment or (y) the expiration of the stated term of the Stock Appreciation Right. In addition, the Agreement evidencing the grant of a Stock Appreciation Right unrelated to an Option may provide for any other treatment of such Stock Appreciation Right in the event of a Change in Control.

        8.    Restricted Stock.

          8.1    Grant.    The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 8.

          8.2    Rights of Grantee.    Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, or any documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

          8.3    Non-transferability.    Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 8.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

          8.4    Lapse of Restrictions.

            (a)    Generally.    Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

            (b)    Effect of Change in Control.    The Committee may determine at the time of the grant of an Award of Restricted Stock the extent to which the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

          8.5    Treatment of Dividends.    At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

          8.6    Delivery of Shares.    Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

        9.    Performance Awards.

          9.1    Performance Units.    The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 9.1(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; provided, however, that the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

            (a)  Vesting and Forfeiture. Subject to Sections 9.3(c) and 9.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

            (b)  Payment of Awards. Subject to Section 9.3(c), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 9.4, such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

          9.2    Performance Shares.    The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

            (a)  Rights of Grantee.    The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

            (b)  Non-transferability.    Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Section 9.2(c) or 9.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

            (c)  Lapse of Restrictions.    Subject to Sections 9.3(c) and 9.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

            (d)  Treatment of Dividends.    At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

            (e)  Delivery of Shares.    Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

          9.3    Performance Objectives.

            (a)  Establishment.    Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) sales or (vii) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries, any of its Divisions or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Performance Cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain.

            (b)  Effect of Certain Events.    At the time of the granting of a Performance Award, or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Performance Award as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the Performance Objectives (or may adjust the Performance Objectives) to reflect the impact of specified corporate transactions, accounting or tax law changes and other extraordinary or nonrecurring events.

            (c)  Determination of Performance.    Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as Performance Based Compensation.

          9.4    Effect of Change in Control.    The Agreements evidencing Performance Shares and Performance Units may provide for the treatment of such Awards (or portions thereof) in the event of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

          9.5    Non-transferability.    Until the vesting of Performance Units or the lapsing of any restrictions on Performance Shares, as the case may be, such Performance Units or Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

        10.    Other Share Based Awards.

          10.1    Share Awards.    The Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.

          10.2    Phantom Stock Awards.

            (a)    Grant.    The Committee may, in its discretion, grant shares of Phantom Stock to any Eligible Individuals. Such Phantom Stock shall be subject to the terms and conditions established by the Committee and set forth in the applicable Agreement.

            (b)    Payment of Awards.    Upon the vesting of a Phantom Stock Award, the Grantee shall be entitled to receive a cash payment in respect of each share of Phantom Stock which shall be equal to the Fair Market Value of a Share as of the date the Phantom Stock Award was granted, or such other date as determined by the Committee at the time the Phantom Stock Award was granted. The Committee may, at the time a Phantom Stock Award is granted, provide a limitation on the amount payable in respect of each share of Phantom Stock. In lieu of a cash payment, the Committee may settle Phantom Stock Awards with Shares having a Fair Market Value equal to the cash payment to which the Grantee has become entitled.

        11.    Effect of a Termination of Employment.

        The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which, except for Formula Options, shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

        12.    Adjustment Upon Changes in Capitalization.

            (a)  In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the exercise price therefor, if applicable, (iii) the number and class of Shares or other securities in respect of which Formula Options are to be granted under Section 6 and (iv) the Performance Objectives.

            (b)  Any such adjustment in the Shares or other stock or securities (i) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code, or (ii) subject to outstanding Options or Awards that are intended to qualify as Performance-Based Compensation shall be made in such a manner as not to adversely affect the treatment of the Option or Award as Performance-Based Compensation.

            (c)  If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

        13.    Effect of Certain Transactions.

        Subject to Sections 5.10, 6.5, 7.7, 8.4(b) and 9.4 or as otherwise provided in an Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Option or Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction. The treatment of any Option or Award as provided in this Section 13 shall be conclusively presumed to be appropriate for purposes of Section 12.

        14.    Interpretation.

        Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

          (a)  The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

          (b)  Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as Performance-Based Compensation.

          (c)  To the extent that any legal requirement of Section 16 of the Exchange Act or Section 162(m) of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 162(m) of the Code, that Plan provision shall cease to apply.

        15.    Termination and Amendment of the Plan or Modification of Options and Awards.

          15.1    Plan Amendment or Termination.    The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

            (a)  no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

            (b)  to the extent necessary under any applicable law, regulation or exchange requirement no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

          15.2    Modification of Options and Awards.    No modification of an Option or Award shall adversely alter or impair any rights or obligations under the Option or Award without the consent of the Optionee or Grantee, as the case may be.

        16.    Non-Exclusivity of the Plan.

        The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

        17.    Limitation of Liability.

        As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

          (a)  give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

          (b)  give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

          (c)  limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

          (d)  be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

        18.    Regulations and Other Approvals; Governing Law.

        18.1  Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

        18.2  The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

        18.3  The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

        18.4  Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

        18.5  Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The

  Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any such Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

        19.    Miscellaneous.

          19.1    Multiple Agreements.    The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

          19.2    Withholding of Taxes.

            (a)  At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. The Committee may provide in an Agreement evidencing an Option or Award at the time of grant or thereafter that the Optionee or Grantee, in satisfaction of the obligation to pay Withholding Taxes to the Company, may elect to have withheld a portion of the Shares issuable to him or her pursuant to the Option or Award having an aggregate Fair Market Value equal to the Withholding Taxes.

            (b)  If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

          19.3    Effective Date.    The effective date of this Plan shall be as determined by the Board, subject only to the approval by the holders of a majority of the securities of the Company entitled to vote thereon, in accordance with the applicable laws, within twelve (12) months of the adoption of the Plan by the Board.

                                  Please
                                  Mark Here
                                  for Address    ☐
                                  Change or
                                  Comments
                                  SEE REVERSE SIDE

        This Proxy is solicited on behalf of the Board of Directors of the Company. This Proxy will be voted as specified by the undersigned. This Proxy revokes any prior Proxy given by the undersigned. Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions, a signed Proxy will be voted FOR the election of the four named nominees for directors and, unless otherwise specified, FOR the other proposals listed herein and described in the accompanying Proxy Statement. The undersigned acknowledges receipt with this Proxy a copy of the Notice of Annual Meeting and Proxy Statement dated April 10, 2003, describing more fully the proposals set forth herein.

1.
ELECTION OF DIRECTORS
01 Wayne T. Smith 02 John A. Clerico 03 Theodore J. Forstmann 04 Thomas H. Lister	FOR ALL nominees listed to left (except as marked to the contrary).	WITHHOLD AUTHORITY to vote for all nominees listed to left.
	☐	☐

        INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed above.

2.
Proposal to approve the Community Health Systems, Inc. 2000 Stock Option and Award Plan, as Amended and Restated February 25, 2003

☐    FOR        ☐    AGAINST         ☐    ABSTAIN

3.
Proposal to approve and ratify the selection of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending December 31, 2003.

☐    FOR        ☐    AGAINST         ☐    ABSTAIN

4.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Dated: _________________________________________________________________________________, 2003

___________________________________________________________________________________________
Signature

___________________________________________________________________________________________
Signature if held jointly

        Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the Proxy signed by an officer of the corporation, indicating his/her title. If the stockholder is a partnership, the full partnership name should be inserted and the Proxy signed by an authorized person of the partnership, indicating his/her title. If the stockholder is a limited liability company, the full limited liability company name should be inserted and the Proxy signed by an authorized person of the limited liability company, indicating his/her title.

/*\ FOLD AND DETACH HERE /*\

Community Health Systems, Inc.

2003 Annual Meeting of Stockholders

        The undersigned hereby appoints Wayne T. Smith and Rachel A. Seifert, and each and any of them, proxies for the undersigned with full power of substitution, to vote all shares of the Common Stock of Community Health Systems, Inc. (the "Company") owned by the undersigned at the Annual Meeting of Stockholders to be held at the J.P. Morgan, Chase & Co. Building, 11th Floor Room C, located at 270 Park Avenue, New York, New York 10017 on Thursday, May 22, 2003 at 8:30 A.M., local time, and at any adjournments or postponements thereof:

Address Change/Comments (Mark the corresponding box on the reverse side)

/*\ FOLD AND DETACH HERE /*\

QuickLinks

COMMUNITY HEALTH SYSTEMS, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held on May 22, 2003
TABLE OF CONTENTS ANNUAL MEETING OF STOCKHOLDERS OF COMMUNITY HEALTH SYSTEMS, INC. PROXY STATEMENT Table of Contents
ANNUAL MEETING OF STOCKHOLDERS OF COMMUNITY HEALTH SYSTEMS, INC. 155 Franklin Road Brentwood, TN 37027 PROXY STATEMENT
GENERAL INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1—ELECTION OF CLASS III DIRECTORS
EXECUTIVE COMPENSATION SUMMARY COMPENSATION TABLE
STOCK OPTIONS
AGGREGATED OPTION EXERCISES IN FISCAL 2002 AND FISCAL YEAR-END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
Equity Compensation Plan Information as of Fiscal Year-End
EMPLOYMENT ARRANGEMENTS
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
PENSION PLAN TABLE Estimated SERP Maximum Annual Benefit at Age 65 For Years of Service Indicated (1)
REPORT OF THE COMPENSATION COMMITTEE ON FISCAL 2002 EXECUTIVE COMPENSATION
CORPORATE PERFORMANCE GRAPH
PROPOSAL 2—APPROVAL OF COMMUNITY HEALTH SYSTEMS, INC. 2000 STOCK OPTION AND AWARD PLAN, AS AMENDED AND RESTATED FEBRUARY 25, 2003
SUMMARY OF THE 2000 STOCK OPTION AND AWARD PLAN
Federal Income Tax Consequences of Options
NEW PLAN BENEFITS
PROPOSAL 3—APPOINTMENT OF INDEPENDENT ACCOUNTANTS
AUDIT AND COMPLIANCE COMMITTEE REPORT
Annex A COMMUNITY HEALTH SYSTEMS, INC. GOVERNANCE PRINCIPLES
Annex B
COMMUNITY HEALTH SYSTEMS, INC. CODE OF CONDUCT
Equal Employment Opportunity
Harassment and Violence
Conflicts of Interest
Relationships with Vendors and Suppliers
Professional Licenses, Certifications, and Credentials
Substance Abuse and Controlled Substances
Use of Company Assets
Outside Employment
Health, Safety, and the Environment
Inside Information and Securities Trading
Government or Union Officials
Patients
Physicians
Third Party Payers
Financial Reporting and Records
Confidential Information
Electronic Media, Records, and Documents
Retention, and Disposal of Documents and Records
Program Structure
Annex C
COMMUNITY HEALTH SYSTEMS, INC. AMENDED AND RESTATED CHARTER OF THE AUDIT AND COMPLIANCE COMMITTEE
Annex D COMPENSATION COMMITTEE CHARTER
Annex E
COMMUNITY HEALTH SYSTEMS, INC. FINANCE COMMITTEE CHARTER
Annex F
GOVERNANCE AND NOMINATING COMMITTEE CHARTER
Annex G Community Health Systems, Inc. 2000 STOCK OPTION AND AWARD PLAN (As Amended and Restated February 25, 2003)